UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/14

Item 1.  Reports to Stockholders.

Annual Report and Shareholder Letter

July 31, 2014

Franklin Large Cap Equity Fund

A SERIES OF FRANKLIN GLOBAL TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Large Cap Equity Fund	3
Performance Summary	6
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	20
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	31
Tax Information	32
Board Members and Officers	33
Shareholder Information	38

Annual Report

Franklin Large Cap Equity Fund

This annual report for Franklin Large Cap Equity Fund covers the fiscal year ended July 31, 2014.

Your Fund’s Goal and Main Investments

Franklin Large Cap Equity Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000® Index, or of more than $5 billion, at the time of purchase.1 The Fund attempts to keep taxable capital gains distributions relatively low.

Performance Overview

Franklin Large Cap Equity Fund – Class A delivered a cumulative total return of +8.61% for the 12 months under review. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +16.94% total return.2, 3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Geographic Breakdown
7/31/14
% of Total
Net Assets
U.S.	93.1%
Switzerland	1.8%
U.K.	1.5%
Short-Term Investments & Other Net Assets	3.6%

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the 12 months under review, despite a contraction in gross domestic product in the first quarter of 2014. Manufacturing activity expanded, and the unemployment rate declined to 6.2% in July 2014 from 7.3% in July 2013.4 However, retail sales growth remained subdued and generally missed expectations. In the housing market, home sales experienced some weather-related weakness early in 2014 but picked up in the spring, and home prices remained higher than a year earlier.

In January 2014, the Federal Reserve Board (Fed) began reducing its monthly bond purchases by $10 billion, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered its projections for near- and long-term economic growth, even as it maintained the pace of tapering.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represent the majority of the U.S. market’s total capitalization. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Russell® is a trademark of Russell Investment Group.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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FRANKLIN LARGE CAP EQUITY FUND

Top 10 Sectors/Industries
7/31/14
% of Total
Net Assets
Oil, Gas & Consumable Fuels	8.2%
Biotechnology	5.8%
Capital Markets	5.5%
Banks	5.2%
Media	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Software	4.5%
IT Services	3.7%
Internet Software & Services	3.4%
Chemicals	3.0%

The global economy grew moderately during the period as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. The Japanese economy grew strongly during the first quarter of 2014, compared with tepid growth in the fourth quarter of 2013, as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter of 2014.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. However, rising geopolitical tensions and concerns about a major Portuguese bank’s financial health heightened market risks toward period-end. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, including sectors (with some attention to the sector weightings in the Fund’s comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the dividend growth history as well as the company’s track record in capital management. We employ a thematic approach to identify industries that may benefit from longer term dynamic growth. Within these industries, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

Top 10 Equity Holdings
7/31/14
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.1%
Technology Hardware, Storage & Peripherals
Chevron Corp.	2.6%
Oil, Gas & Consumable Fuels
Abbott Laboratories	2.6%
Health Care Equipment & Supplies
Gilead Sciences Inc.	2.4%
Biotechnology
Anadarko Petroleum Corp.	2.4%
Oil, Gas & Consumable Fuels
Trimble Navigation Ltd.	2.3%
Electronic Equipment, Instruments & Components
NIKE Inc., B	2.1%
Textiles, Apparel & Luxury Goods
Starbucks Corp.	2.0%
Hotels, Restaurants & Leisure
Salesforce.com Inc.	2.0%
Software
Morgan Stanley	2.0%
Capital Markets

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FRANKLIN LARGE CAP EQUITY FUND

Manager’s Discussion

During the Fund’s fiscal year, stock selection in the consumer discretionary, consumer staples and information technology (IT) sectors contributed to the Fund’s performance compared to the benchmark S&P 500.5 Key contributors from the consumer discretionary sector included apparel and home fashion retailer The TJX Companies, automotive components manufacturer BorgWarner, and sporting goods and apparel maker NIKE. In the consumer staples sector, energy drink maker Monster Beverage6 helped relative results. Among IT holdings, consumer electronics giant Samsung Electronics Co.6, semiconductor fabrication equipment provider Lam Research and global payments solution company MasterCard generated strong returns. In other sectors, biotechnology firm Gilead Sciences and industrial automation services provider Rockwell Automation were among the notable contributors.

In contrast, stock selection in the industrials sector weighed on relative results.7 Key detractors included aerospace and building services conglomerate United Technologies, electronic instruments and electromechanical device maker AMETEK and engineering and construction company Chicago Bridge & Iron.8 Stock selection in the materials, health care and financials sectors also hurt relative performance as holdings such as industrial gas supplier Praxair, drug maker Teva Pharmaceutical Industries6, 8 and datacenter real estate investment trust Digital Realty Trust6, 8 performed poorly.9 Digital Realty Trust shares tumbled in late October and early November 2013 as the company lowered its fiscal year 2013 funds from operation (FFO) outlook. Other positions weighing on relative results included clothing designer Ralph Lauren,6 athletic apparel designer and retailer Lululemon Athletica6, 8 and alcoholic beverages company Diageo.8 Lululemon shares declined sharply after the company announced first and second quarter 2014 revenue and earnings guidance that fell short of analyst estimates.

Thank you for your continued participation in Franklin Large Cap Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; Internet and catalog retail; leisure products; media; specialty retail; and
textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the
SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
6. Sold by period-end.
7. The industrials sector comprises aerospace and defense, construction and engineering, electrical equipment, industrial conglomerates and machinery in the SOI.
8. Not part of the index.
9. The materials sector comprises chemicals in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology and pharmaceuticals in the SOI. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

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FRANKLIN LARGE CAP EQUITY FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/14	7/31/13		Change
A (FLCAX)	$8.25	$7.43	+$	0.82
C (n/a)	$8.07	$7.31	+$	0.76
R (n/a)	$8.25	$7.44	+$	0.81
Advisor (FLCIX)	$8.31	$7.47	+$	0.84

Distributions (8/1/13–7/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0077	$0.0142		$0.2609	$0.2828
C	—	$0.0142		$0.2609	$0.2751
R	$0.0023	$0.0142		$0.2609	$0.2774
Advisor	$0.0302	$0.0142		$0.2609	$0.3053

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

Performance as of 7/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

					Value of		Average Annual
								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	$10,000		Total Return
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5]	(with waiver)	(without waiver)
A								1.26%	1.41%
1-Year	+	15.23%	+	8.61%	$10,861	+	17.97%
5-Year	+	84.89%	+	11.75%	$17,426	+	14.10%
Since Inception (9/30/08)	+	66.80%	+	8.07%	$15,721	+	8.60%
C								1.94%	2.09%
1-Year	+	14.37%	+	13.37%	$11,337	+	23.23%
5-Year	+	79.62%	+	12.43%	$17,962	+	14.81%
Since Inception (9/30/08)	+	61.15%	+	8.52%	$16,115	+	9.07%
R								1.46%	1.61%
1-Year	+	14.99%	+	14.99%	$11,499	+	24.90%
5-Year	+	83.80%	+	12.95%	$18,380	+	15.32%
Since Inception (9/30/08)	+	65.58%	+	9.03%	$16,558	+	9.58%
Advisor								0.96%	1.11%
1-Year	+	15.59%	+	15.59%	$11,559	+	25.51%
5-Year	+	88.74%	+	13.55%	$18,874	+	15.90%
10-Year	+	88.92%	+	6.57%	$18,892	+	6.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LARGE CAP EQUITY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN LARGE CAP EQUITY FUND

PERFORMANCE SUMMARY

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FRANKLIN LARGE CAP EQUITY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investments in foreign company stocks involve special risks including currency fluctuations and political uncertainty. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/14 and a fee waiver associated with its investments in a Franklin Templeton money fund. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
8. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES,
INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

10 | Annual Report

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FRANKLIN LARGE CAP EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LARGE CAP EQUITY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
A
Actual	$1,000	$1,064.70	$6.40
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
C
Actual	$1,000	$1,060.40	$9.91
Hypothetical (5% return before expenses)	$1,000	$1,015.17	$9.69
R
Actual	$1,000	$1,063.10	$7.37
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$7.20
Advisor
Actual	$1,000	$1,067.80	$4.87
Hypothetical (5% return before expenses)	$1,000	$1,020.08	$4.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%;
C: 1.94%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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			FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Large Cap Equity Fund
			Year Ended July 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.43	$6.09	$6.21	$5.00	$4.67
Income from investment operations[a]:
Net investment income[b]	—[c]	0.01	0.02	0.01	0.01
Net realized and unrealized gains (losses)	1.11	1.35	(0.13)	1.21	0.34
Total from investment operations	1.11	1.36	(0.11)	1.22	0.35
Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.02)
Net realized gains	(0.28)	—	—	—	—
Total distributions	(0.29)	(0.02)	(0.01)	(0.01)	(0.02)
Net asset value, end of year	$8.25	$7.43	$6.09	$6.21	$5.00

Total return[d]	15.23%	22.14%	(1.71)%	24.35%	7.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.39%	1.41%	1.41%	1.45%
Expenses net of waiver and payments by affiliates	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.06%	0.21%	0.26%	0.15%	0.28%

Supplemental data
Net assets, end of year (000’s)	$12,796	$8,911	$6,842	$6,205	$3,230
Portfolio turnover rate	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
			Year Ended July 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.31	$6.02	$6.14	$4.97	$4.66
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.03)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	1.09	1.32	(0.10)	1.20	0.35
Total from investment operations	1.04	1.29	(0.12)	1.17	0.32
Less distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.28)	—	—	—	—
Total distributions	(0.28)	—	—	—	(0.01)
Net asset value, end of year	$8.07	$7.31	$6.02	$6.14	$4.97

Total return[c]	14.37%	21.43%	(1.95)%	23.54%	6.78%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.05%	2.07%	2.07%	2.08%	2.15%
Expenses net of waiver and payments by affiliates	1.94%	1.93%	1.91%	1.92%	1.95%
Net investment income (loss)	(0.63)%	(0.47)%	(0.40)%	(0.52)%	(0.42)%

Supplemental data
Net assets, end of year (000’s)	$3,330	$2,214	$1,116	$1,221	$408
Portfolio turnover rate	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN GLOBAL TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
			Year Ended July 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.44	$6.10	$6.20	$5.00	$4.67
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	—[c]	—[c]	(—)[c]	—[c]
Net realized and unrealized gains (losses)	1.10	1.35	(0.09)	1.20	0.34
Total from investment operations	1.09	1.35	(0.09)	1.20	0.34
Less distributions from:
Net investment income	(—)[c]	(0.01)	(0.01)	—	(0.01)
Net realized gains	(0.28)	—	—	—	—
Total distributions	(0.28)	(0.01)	(0.01)	—	(0.01)
Net asset value, end of year	$8.25	$7.44	$6.10	$6.20	$5.00

Total return	14.99%	21.91%	(1.48)%	24.00%	7.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.56%	1.59%	1.61%	1.61%	1.65%
Expenses net of waiver and payments by affiliates	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.14)%	0.01%	0.06%	(0.05)%	0.08%

Supplemental data
Net assets, end of year (000’s)	$14	$24	$15	$12	$8
Portfolio turnover rate	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Equity Fund (continued)
			Year Ended July 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.47	$6.12	$6.22	$5.01	$4.67
Income from investment operations[a]:
Net investment income[b]	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gains (losses)	1.12	1.36	(0.10)	1.20	0.34
Total from investment operations	1.15	1.39	(0.07)	1.23	0.37
Less distributions from:
Net investment income	(0.03)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized gains	(0.28)	—	—	—	—
Total distributions	(0.31)	(0.04)	(0.03)	(0.02)	(0.03)
Net asset value, end of year	$8.31	$7.47	$6.12	$6.22	$5.01

Total return	15.59%	22.71%	(1.07)%	24.63%	7.92%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	1.09%	1.11%	1.11%	1.15%
Expenses net of waiver and payments by affiliates	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.36%	0.51%	0.56%	0.45%	0.58%

Supplemental data
Net assets, end of year (000’s)	$147,173	$105,558	$86,143	$84,930	$61,560
Portfolio turnover rate	50.39%	33.77%	21.88%	24.73%	35.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, July 31, 2014

Franklin Large Cap Equity Fund
	Shares	Value
Common Stocks 96.4%
Aerospace & Defense 1.5%
United Technologies Corp.	23,800	$2,502,570
Auto Components 1.9%
BorgWarner Inc.	50,000	3,112,500
Banks 5.2%
Bank of America Corp.	200,000	3,050,000
BB&T Corp.	62,000	2,295,240
JPMorgan Chase & Co.	55,000	3,171,850
		8,517,090
Beverages 2.8%
Diageo PLC, ADR (United Kingdom)	20,900	2,512,598
PepsiCo Inc.	23,800	2,096,780
		4,609,378
Biotechnology 5.8%
[a]Celgene Corp.	37,000	3,224,550
[a]Gilead Sciences Inc.	43,000	3,936,650
[a]Regeneron Pharmaceuticals Inc.	7,500	2,371,650
		9,532,850
Capital Markets 5.5%
BlackRock Inc.	10,500	3,199,665
Morgan Stanley	100,000	3,234,000
T. Rowe Price Group Inc.	32,500	2,523,950
		8,957,615
Chemicals 3.0%
Cytec Industries Inc.	22,200	2,238,870
Praxair Inc.	21,100	2,703,754
		4,942,624
Communications Equipment 1.7%
QUALCOMM Inc.	37,100	2,734,270
Construction & Engineering 1.3%
Chicago Bridge & Iron Co. NV	36,500	2,165,180
Consumer Finance 1.8%
American Express Co.	33,200	2,921,600
Electrical Equipment 2.5%
AMETEK Inc.	43,000	2,093,670
Rockwell Automation Inc.	18,000	2,009,880
		4,103,550
Electronic Equipment, Instruments & Components 2.3%
[a]Trimble Navigation Ltd.	120,000	3,708,000
Energy Equipment & Services 1.5%
Schlumberger Ltd.	22,500	2,438,775
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	16,300	1,915,902
Food Products 1.7%
Mondelez International Inc., A	75,500	2,718,000

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	99,000	$4,169,880
Health Care Providers & Services 1.9%
[a]Express Scripts Holding Co.	44,800	3,120,320
Health Care Technology 1.7%
[a]Cerner Corp.	50,000	2,760,000
Hotels, Restaurants & Leisure 2.0%
Starbucks Corp.	42,000	3,262,560
Industrial Conglomerates 1.9%
Danaher Corp.	41,000	3,029,080
Insurance 1.8%
ACE Ltd.	30,000	3,003,000
Internet & Catalog Retail 1.9%
[a]Amazon.com Inc.	10,000	3,129,900
Internet Software & Services 3.4%
[a]Facebook Inc., A	32,000	2,324,800
[a]Google Inc., A	2,000	1,159,100
[a]Google Inc., C	3,500	2,000,600
		5,484,500
IT Services 3.7%
International Business Machines Corp.	16,000	3,066,720
MasterCard Inc., A	40,000	2,966,000
		6,032,720
Leisure Products 1.1%
Polaris Industries Inc.	12,000	1,770,480
Machinery 2.0%
Cummins Inc.	22,900	3,192,031
Media 5.0%
Comcast Corp., A	60,000	3,223,800
[a]Discovery Communications Inc., A	30,000	2,556,300
The Walt Disney Co.	27,400	2,353,112
		8,133,212
Oil, Gas & Consumable Fuels 8.2%
Anadarko Petroleum Corp.	36,000	3,846,600
Cabot Oil & Gas Corp., A	23,000	757,850
Chevron Corp.	33,000	4,264,920
Marathon Oil Corp.	69,900	2,708,625
[a]Southwestern Energy Co.	46,000	1,866,680
		13,444,675
Personal Products 0.9%
Estee Lauder Cos. Inc., A	20,000	1,469,200
Pharmaceuticals 1.8%
Roche Holding AG, ADR (Switzerland)	80,000	2,906,000

18 | Annual Report

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Equity Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.9%
Lam Research Corp.	30,000	$2,100,000
Microchip Technology Inc.	60,000	2,701,200
		4,801,200
Software 4.5%
[a]Fortinet Inc.	67,000	1,644,850
[a]Red Hat Inc.	43,000	2,499,160
[a]Salesforce.com Inc.	60,000	3,255,000
		7,399,010
Specialty Retail 2.4%
Lowe’s Cos. Inc.	60,000	2,871,000
The TJX Cos. Inc.	20,000	1,065,800
		3,936,800
Technology Hardware, Storage & Peripherals 4.9%
Apple Inc.	52,500	5,017,425
[a]Stratasys Ltd.	30,000	3,016,200
		8,033,625
Textiles, Apparel & Luxury Goods 2.1%
NIKE Inc., B	44,700	3,447,711
Total Common Stocks (Cost $123,194,683)		157,405,808
Short Term Investments (Cost $3,808,104) 2.3%
Money Market Funds 2.3%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	3,808,104	3,808,104
Total Investments (Cost $127,002,787) 98.7%		161,213,912
Other Assets, less Liabilities 1.3%		2,098,896
Net Assets 100.0%		$163,312,808

See Abbreviations on page 30.

aNon-income producing.
bSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

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FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2014

Franklin Large Cap Equity Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$123,194,683
Cost - Sweep Money Fund (Note 3f)	3,808,104
Total cost of investments	$127,002,787
Value - Unaffiliated issuers	$157,405,808
Value - Sweep Money Fund (Note 3f)	3,808,104
Total value of investments	161,213,912
Receivables:
Capital shares sold	2,196,378
Dividends	139,860
Other assets	2,173
Total assets	163,552,323
Liabilities:
Payables:
Capital shares redeemed	102,366
Management fees	118,432
Distribution fees	6,151
Transfer agent fees	3,594
Accrued expenses and other liabilities	8,972
Total liabilities	239,515
Net assets, at value	$163,312,808
Net assets consist of:
Paid-in capital	$114,342,526
Net unrealized appreciation (depreciation)	34,211,361
Accumulated net realized gain (loss)	14,758,921
Net assets, at value	$163,312,808

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2014

Franklin Large Cap Equity Fund

Class A:
Net assets, at value	$12,795,820
Shares outstanding	1,550,083
Net asset value per share[a]	$8.25
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.75
Class C:
Net assets, at value	$3,329,702
Shares outstanding	412,369
Net asset value and maximum offering price per share[a]	$8.07
Class R:
Net assets, at value	$14,149
Shares outstanding	1,714
Net asset value and maximum offering price per share	$8.25
Advisor Class:
Net assets, at value	$147,173,137
Shares outstanding	17,714,653
Net asset value and maximum offering price per share	$8.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	21

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2014

Franklin Large Cap Equity Fund

Investment income:
Dividends	$1,810,039
Expenses:
Management fees (Note 3a)	1,316,829
Distribution fees: (Note 3c)
Class A	31,427
Class C	27,914
Class R	76
Transfer agent fees: (Note 3e)
Class A	2,496
Class C	671
Class R	4
Advisor Class	29,948
Custodian fees	1,436
Reports to shareholders	22,225
Registration and filing fees	53,155
Professional fees	36,985
Trustees’ fees and expenses	5,288
Other	6,083
Total expenses	1,534,537
Expenses waived/paid by affiliates (Note 3f and 3g)	(163,199)
Net expenses	1,371,338
Net investment income	438,701
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	17,121,081
Foreign currency transactions	9,928
Net realized gain (loss)	17,131,009
Net change in unrealized appreciation (depreciation) on:
Investments	1,265,336
Translation of other assets and liabilities denominated in foreign currencies	988
Net change in unrealized appreciation (depreciation)	1,266,324
Net realized and unrealized gain (loss)	18,397,333
Net increase (decrease) in net assets resulting from operations	$18,836,034

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN GLOBAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Large Cap Equity Fund

	Year Ended July 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$438,701	$487,294
Net realized gain (loss) from investments and foreign currency transactions	17,131,009	6,483,913
Net change in unrealized appreciation (depreciation) on investments and translation of other assets
and liabilities denominated in foreign currencies	1,266,324	14,187,706
Net increase (decrease) in net assets resulting from operations	18,836,034	21,158,913
Distributions to shareholders from:
Net investment income:
Class A	(10,101)	(19,901)
Class R	(7)	(18)
Advisor Class	(473,652)	(506,202)
Net realized gains:
Class A	(338,811)	—
Class C	(97,094)	—
Class R	(464)	—
Advisor Class	(4,023,670)	—
Total distributions to shareholders	(4,943,799)	(526,121)
Capital share transactions: (Note 2)
Class A	2,847,370	527,009
Class C	856,045	795,742
Class R	(11,542)	5,019
Advisor Class	29,022,103	630,087
Total capital share transactions	32,713,976	1,957,857
Net increase (decrease) in net assets	46,606,211	22,590,649
Net assets:
Beginning of year	116,706,597	94,115,948
End of year	$163,312,808	$116,706,597
Undistributed net investment income included in net assets:
End of year	$—	$7,157

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Large Cap Equity Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

24 | Annual Report

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	678,515	$5,462,595	474,685	$3,172,877
Shares issued in reinvestment of distributions	44,599	346,978	2,934	19,813
Shares redeemed	(373,139)	(2,962,203)	(401,154)	(2,665,681)
Net increase (decrease)	349,975	$2,847,370	76,465	$527,009
Class C Shares:
Shares sold	214,660	$1,678,766	184,708	$1,234,648
Shares issued in reinvestment of distributions	12,374	94,540	—	—
Shares redeemed	(117,441)	(917,261)	(67,345)	(438,906)
Net increase (decrease)	109,593	$856,045	117,363	$795,742
Class R Shares:
Shares sold	—	$—	762	$5,160
Shares issued in reinvestment of distributions	28	215	2	13
Shares redeemed	(1,539)	(11,757)	(23)	(154)
Net increase (decrease)	(1,511)	$(11,542)	741	$5,019
Advisor Class Shares:
Shares sold	4,211,343	$34,142,365	3,107,068	$20,919,557
Shares issued in reinvestment of distributions	492,902	3,859,949	2,483	16,820
Shares redeemed	(1,120,683)	(8,980,211)	(3,043,276)	(20,306,290)
Net increase (decrease)	3,583,562	$29,022,103	66,275	$630,087

26 | Annual Report			franklintempleton.com

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NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Fiduciary International, Inc. (Fiduciary)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.730%	Over $6.5 billion, up to and including $11.5 billion
0.700%	In excess of $11.5 billion

b. Administrative Fees

Under an agreement with Fiduciary, FT Services provides administrative services to the Fund. The fee is paid by Fiduciary based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
Class A	0.35%
Compensation Plans:
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$11,936
CDSC retained	$745

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended July 31, 2014, the Fund paid transfer agent fees of $33,119, of which $22,324 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Fiduciary has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

The tax character of distributions paid during the years ended July 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$716,400	$526,121
Long term capital gain	4,227,401	—
	$4,943,801	$526,121

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NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$127,002,787

Unrealized appreciation	$34,532,165
Unrealized depreciation	(321,040)
Net unrealized appreciation (depreciation)	$34,211,125

Undistributed ordinary income	$2,551,660
Undistributed long term capital gains	12,207,261
Distributable earnings	$14,758,921

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2014, aggregated $94,841,213 and $67,180,362, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended July 31, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Large Cap Equity Fund (continued)

8. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At July 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Franklin Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Equity Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Franklin Large Cap Equity Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,227,401 as a long term capital gain dividend for the fiscal year ended July 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $260,612 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,651,019 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2000	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN GLOBAL TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The
Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such back-
ground and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN LARGE CAP EQUITY FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Large Cap Equity Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent

Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided

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FRANKLIN GLOBAL TRUST

FRANKLIN LARGE CAP EQUITY FUND

SHAREHOLDER INFORMATION

Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board was not satisfied with such performance and discussed with management both the reasons for the Fund’s underperformance and steps being undertaken to improve it, including a reorganization of the Fund’s investment process and the appointment on December 31, 2013, of a new lead portfolio manager. The Board intends to monitor future performance, but based on such discussions and actions being taken, believed that the appropriate actions were being taken to improve investment performance. The Board also noted that the Fund’s 2013 total return as shown in the Lipper report exceeded 31%.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate for the Fund was within 12 basis points above the median of its Lipper expense group, but the Fund’s actual total expense ratio was below the median for its Lipper expense group. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used

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FRANKLIN GLOBAL TRUST

FRANKLIN LARGE CAP EQUITY FUND

SHAREHOLDER INFORMATION

in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

40 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Franklin Large Cap Equity Fund

Investment Manager
Fiduciary International, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	428 A 09/14

Annual Report
July 31, 2014

Franklin Emerging Market Debt Opportunities Fund

(formerly, Franklin Templeton Emerging Market Debt Opportunities Fund)

A SERIES OF FRANKLIN GLOBAL TRUST

Contents

Annual Report
Franklin Emerging Market
Debt Opportunities Fund	1
Performance Summary	7
Your Fund’s Expenses	9
Consolidated Financial Highlights
and Consolidated Statement of
Investments	10
Consolidated Financial Statements	17
Notes to Consolidated
Financial Statements	20
Report of Independent Registered
Public Accounting Firm	32
Tax Information	33
Board Members and Officers	34
Shareholder Information	39

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Economic and Market Overview

Emerging market debt securities overall performed well during the 12 months ended July 31, 2014, with the low interest rate environment in developed markets enhancing the attractiveness of the yield premiums offered by many emerging market issues. As earlier concerns subsided about the impact of the U.S. Federal Reserve Board’s reduction of its monthly bond purchases, many investors’ risk appetites improved, leading to a substantial decline in emerging market credit risk premiums over the period. The volatility of U.S. Treasuries, the pricing benchmark used for hard currency emerging market bonds, decreased from the elevated levels reached in the first half of 2013, which particularly helped hard currency emerging market bonds. Meanwhile, the performance of local currency emerging market issues was held back somewhat by the poor performance of certain emerging market currencies.

Portfolio Breakdown*

Based on Total Net Assets as of 7/31/14

*Portfolio Breakdown figures are stated as a percentage of total net assets and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Rounds to less than 0.1%.
***Includes securities determined to have no value at 7/31/14.

Although the overall 12-month returns of emerging market debt securities were generally healthy, at the start of 2014 some emerging market currencies and bond markets weakened. This weakening resulted largely from heightened concerns about the structural weakness of several emerging market economies, particularly those reliant on external funding to finance their current account deficits. Among the emerging market countries seen as vulnerable, Indonesia and Turkey were forced to raise interest rates to defend their currencies, while Brazil, India and South Africa also tightened monetary policy to contain inflationary pressures. Others, whose economies were widely perceived as structurally more robust, such as Mexico and Poland, remained relatively unaffected. However, by the end of the first quarter, investors broadly regained confidence in the structural stability of most emerging market economies. Combined with the generally favorable investment backdrop, the renewed demand led to a sharp rebound in most emerging market bond markets, even in countries previously viewed as vulnerable.

For the 12-month reporting period, hard currency emerging market sovereign debt, as measured by the JPM EMBI Global Diversified Index, generated a +10.74% total return,1 while local currency emerging market sovereign bonds, as measured by the JPM GBI-EM Broad Diversified Index, produced a more modest +4.49% total return,2 hindered by currency weakness in many emerging markets. Hard currency emerging market corporate bonds, as measured by the BofAML EMCB Index, also lagged emerging market hard currency sovereign bonds but outperformed local currency sovereign bonds, with a total return of +8.33%, driven by hard currency emerging market corporate bonds’ lower overall exposure to U.S. interest rate duration.1, 3

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Geographic Breakdown*
7/31/14
% of Total
Country	Net Assets
Brazil	6.6%
Ukraine	5.5%
Russia	4.8%
South Africa	4.1%
Nigeria	4.1%
Angola	3.7%
Mexico	3.5%
Argentina	3.5%
Venezuela	3.4%
Iraq	3.4%
Uruguay	3.0%
El Salvador	2.9%
Tunisia	2.4%
Peru	2.1%
Bosnia and Herzegovina	2.0%
Mozambique	2.0%
Georgia	2.0%
Supranational	1.9%
India	1.9%
China	1.8%
Ghana	1.8%
Sri Lanka	1.8%
Colombia	1.7%
Rwanda	1.7%
Republic of Seychelles	1.6%
Costa Rica	1.6%
Mongolia	1.5%
Chile	1.5%
Other	14.7%
Short-Term Investments & Other Net Assets	7.5%

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors. May differ from the SOI because percentages reflect the issuing country of the Fund’s long-term securities and include the effect of interest receivable balances.

Investment Strategy

Our portfolio construction process can be summarized in three integral steps — country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G-7.4 The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue’s coupon (fixed or floating). We may seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk through the use of derivative currency transactions, including currency forward contracts or options.

What is a currency forward contract?
A currency forward contract, also called a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a currency option?
A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

Manager’s Discussion

During the 12 months under review, the Fund’s overall holdings in hard currency emerging market bonds made a strong contribution to absolute returns. Allowing for unfavorable currency exchange rate movements, the Fund’s overall positions in local currency emerging market bonds also made a positive, though smaller, return contribution.

4. The G-7, or Group of Seven, is an informal forum of finance ministers from seven industrialized nations who meet periodically to discuss economic policies.
The G-7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Currency Breakdown*
7/31/14
% of Total
Currency	Net Assets
U.S. Dollar	68.5%
Brazilian Real	4.9%
Mexican Peso	3.5%
Uruguayan Peso	3.0%
South African Rand	2.7%
Nigerian Naira	2.3%
Russian Ruble	2.1%
Peruvian Nuevo Sol	2.1%
Indian Rupee	1.9%
Costa Rican Colon	1.6%
Colombian Peso	1.3%
Kenyan Shilling	1.3%
Ugandan Shilling	1.1%
Serbian Dinar	1.1%
Turkish Lira	0.8%
Dominican Peso	0.6%
Ghanaian Cedi	0.5%
Zambian Kwacha	0.5%
Euro	0.2%
Ukrainian Hryvnia	0.1%
Swiss Franc	0.0%**
Japanese Yen	-0.1%
*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors. Percentages may differ from the SOI due to the underlying currency exposure on credit-linked notes, pass-through notes, currency forward contracts and currency options and include the effect of interest receivable balances.
**Rounds to less than 0.1%

In country terms, Argentina was one of the largest contributors to Fund performance, as prices on the country’s bonds rose sharply for much of the period, boosted by many investors’ hopes that Argentina might begin to normalize relations with its international creditors. The Fund’s holdings in debt issued by small countries like El Salvador and Rwanda also added to returns. These high-yielding, newer markets recovered strongly from sharp declines in May and June 2013, when many investors reduced their investments in these markets because of concerns about tightening global liquidity. Among the Fund’s emerging market corporate debt holdings, key individual contributors included a position in Sri Lankan quasi-sovereign lender National Savings Bank, as the Sri Lankan market, which performed poorly in 2013, rebounded in the latter part of the period. One of the Fund’s best-performing local currency sovereign debt holdings was a new investment in a Peruvian nuevo sol-denominated fixed-rate issue.

In contrast, key detractors from the Fund’s absolute performance included a position in Global Distressed Alpha Fund III, L.P. (GDAF III), a fund focused on the purchase and recovery of private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in emerging market countries. The Fund’s position in GDAF III was written down substantially over several months based on the discovery of serious issues with the management of GDAF III and the failure to reach an agreement with the general partner/fund manager over resolution of those issues. The Fund’s exposure to local currency Ghanaian sovereign debt also hurt performance because of the Ghanaian cedi’s weakness. Additionally, holdings in local currency Russian issues suffered from the Russian ruble’s depreciation resulting from the Ukraine crisis.

On July 31, 2014, the Fund had exposure to 49 emerging market countries. The largest country exposure was Brazil (6.6% of total net assets), followed by Ukraine (5.5%), Russia (4.8%) and South Africa (4.1%). Securities denominated in G-7 currencies constituted 67.7% of total net assets with 56.9% denominated in the U.S. dollar, 8.3% in the euro and 2.5% in the Japanese yen. The Fund’s exposures to the euro and Japanese yen were fully hedged back into the U.S. dollar.

In addition, 31.2% of total net assets were denominated in 18 emerging market currencies, of which the largest was the Brazilian real at 4.9% of total net assets. These figures may differ from the currency breakdown table because they do not include the Fund’s holdings in currency forward contracts and other hedging instruments.

During the reporting period, the Fund initiated exposure to Kenya through the purchase of Kenyan shilling-denominated treasury bills and a longer maturity government bond. In recent years, the Kenyan currency has slowly depreciated against the U.S. dollar. Although the shilling rose in early 2013 after many investors were relieved that Kenya’s presidential elections concluded with little violence, the shilling returned to a level of about 87.3 per U.S. dollar, which, in our view, represented an attractive entry point.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Toward the end of the 12-month reporting period, the Fund also initiated exposure to Zambia through the purchase of a Zambian treasury bill maturing in 2015. The Zambian government’s fiscal performance has been poor for some time, weakening the country’s creditworthiness. After a sharp decline in the price of copper, the country’s main export, prompted a sharp fall in the Zambian kwacha, the Bank of Zambia tightened liquidity to support the currency. An International Monetary Fund (IMF) team subsequently arrived in late May 2014, but significant IMF support appeared unlikely to be implemented quickly. Domestic government securities remain subject to withholding taxes, reducing current gross yields to the high teens. Despite the economy’s vulnerabilities, this level of yield potentially provided sufficient compensation for these risks, in our view, and we made a small allocation.

In July 2014, Jamaica completed its first significant international borrowing since the financial crisis, raising US$800 million through an issue of 10-year bonds at a yield to maturity of 7.63%, which was more than five percentage points higher than the 10-year U.S. Treasury yield at period-end. After restructuring its domestic debt in 2013 for the second time in three years, Jamaica has been successfully implementing an IMF program. The government had a budget surplus in fiscal year 2014 (ended March 31), after posting a 5.6% average deficit over the prior three fiscal years. Given the government’s improved budgetary performance, combined with the level of yield offered, we decided to invest in the issue.

The Fund also initiated exposure to Peru, through the purchase of local currency fixed-rate bonds. The long duration of the Peruvian bonds was attractive to us as interest rate risk seemed low. Additionally, with the bonds out of favor resulting from the central bank’s monetary policy easing and a corruption scandal involving a major government official, they seemed well valued to us compared with their historical range as well as on a relative yield and cash bond price basis.

Additionally, the Fund added a position in a loan participation note issued by Empresa Mocambicana de Atum (EMATUM), a state-owned fisheries company, with the underlying

US$500 million loan guaranteed by the Mozambican Ministry of Finance. Foreign investment in Mozambique seemed poised to help unlock the country’s significant natural resources, mainly coal and natural gas, potentially keeping the economy’s growth rate at around 8% for the rest of this decade. Mozambique’s public finances appeared in better shape than the finances of many of its peers, with non-grant revenues representing around 20% of gross domestic product. We believed the sizable yield spread of the notes over U.S. Treasuries offered potential compensation for this type of credit profile.

Top 10 Holdings*
7/31/14
Issue	% of Total
Sector, Country	Net Assets
Nota Do Tesouro Nacional	4.2%
Foreign Government & Agency Securities, Brazil
Development Bank of Southern Africa Ltd.	3.7%
Loan Participations & Assignments, Angola
Government of Venezuela**	3.5%
Foreign Government & Agency Securities, Venezuela
Government of Iraq***	3.4%
Foreign Government & Agency Securities, Iraq
SSB #1 PLC	3.1%
Loan Participations & Assignments, Ukraine
Government of Uruguay	3.0%
Foreign Government & Agency Securities, Uruguay
Mexican Udibonos	3.0%
Foreign Government & Agency Securities, Mexico
Government of El Salvador	2.9%
Foreign Government & Agency Securities, El Salvador
Government of South Africa	2.7%
Foreign Government & Agency Securities, South Africa
Banque Centrale de Tunisie	2.4%
Foreign Government & Agency Securities, Tunisia
*May differ from the SOI because percentages include the effect of interest receivable balances.
**Includes warrants.
***Includes loan participations and assignments.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

We thank you for your confidence in Franklin Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting port-
folio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no repre-
sentation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Nicholas Hardingham has been a portfolio manager of
the Fund since June 2014, providing research and advice
on the purchases and sales of individual securities, and
portfolio risk assessment. Previously, he was a quantitative research analyst within the global fixed income group.
Prior to joining Franklin Templeton Investments in 2002,
Mr. Hardingham was a performance analyst at T. Rowe
Price International.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: FEMDX	7/31/14	7/31/13		Change
Net Asset Value	$12.35	$12.06	+$	0.29

Distributions (8/1/13–7/31/14)
	Dividend	Short-Term
	Income	Capital Gain		Total
	$0.5750	$0.0411		$0.6161

Performance[1]
					Value of		Average Annual
							Total Annual Operating Expenses[6]
		Cumulative		Average Annual	$50,000		Total Return
		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5] (with waiver)	(without waiver)
							1.01%	1.11%
1-Year	+	7.82%	+	7.82%	$53,911	+	8.81%
5-Year	+	68.28%	+	10.97%	$84,143	+	12.13%
Since Inception (5/24/06)	+	97.99%	+	8.70%	$99,001	+	8.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services repre-
sentative at (800) 321-8563.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $50,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Investing in foreign securities typically involves more risks than investing in U.S. securities and includes risks associated with: political and economic developments (the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.); trading practices (government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.); availability of information (foreign issuers may not be subject to the same disclosure, accounting and financial report-
ing standards and practices as U.S. issuers); limited markets (the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile); and
currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.
The Fund’s use of derivatives and foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/14, a waiver related to the management fee paid by a Fund subsidiary, and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S.
dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The BofAML EMCB Index
(100% US$ Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sovereign debt publicly issued within the major domestic and Eurobond markets.
8. Source: J.P. Morgan. The JPM GBI-EM Broad Diversified Index tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index than in the global diversified index.
9. Source Merrill Lynch, used with permission. MERRILL LYNCH IS LICENSING THE MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING SAME,
DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE MERRILL LYNCH INDICES OR ANY DATA INCLUDED THEREIN OR
DERIVED THEREFROM, AND ASSUMES NO LIABILITY IN CONNNECTION WITH THEIR USE.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses.
  All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
Actual	$1,000	$1,080.50	$5.16
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GLOBAL TRUST

Consolidated Financial Highlights
Franklin Emerging Market Debt Opportunities Fund
			Year Ended July 31,
	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$12.33	$12.80	$11.94	$9.78
Income from investment operations[a]:
Net investment income[b]	0.87	0.83	0.90	0.79	0.89
Net realized and unrealized gains (losses)	0.04	(0.04)	(0.51)	0.54	1.70
Total from investment operations	0.91	0.79	0.39	1.33	2.59
Less distributions from:
Net investment income	(0.58)	(0.89)	(0.70)	(0.36)	(0.43)
Net realized gains	(0.04)	(0.17)	(0.16)	(0.11)	—
Total distributions	(0.62)	(1.06)	(0.86)	(0.47)	(0.43)
Net asset value, end of year	$12.35	$12.06	$12.33	$12.80	$11.94

Total return	7.82%	6.40%	3.73%	11.40%	26.94%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.10%	1.07%	1.09%	1.11%	1.14%
Expenses net of waiver and payments by affiliates	1.00%[c]	1.00%[c]	1.00%	1.00%	1.00%[c]
Net investment income	7.29%	6.63%	7.52%	6.38%	7.89%

Supplemental data
Net assets, end of year (000’s)	$630,597	$568,794	$464,714	$400,887	$172,858
Portfolio turnover rate	29.70%	30.95%	33.17%	29.09%	36.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

10 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

			FRANKLIN GLOBAL TRUST

	Consolidated Statement of Investments, July 31, 2014

	Franklin Emerging Market Debt Opportunities Fund
		Country/
		Organization	Warrants		Value
	Warrants 3.3%
	[a]Central Bank of Nigeria, wts., 11/15/20	Nigeria	64,000		$9,920,000
	[a]Government of Venezuela, Oil Value Recovery wts., 4/15/20	Venezuela	450,000		11,053,125
	Total Warrants (Cost $24,363,218)				20,973,125

			Principal
			Amount*

Quasi	-Sovereign and Corporate Bonds 24.8%
	Banks 4.1%
	[b]Fidelity Bank PLC, senior note, 144A, 6.875%, 5/09/18	Nigeria	10,000,000		9,545,700
[c]HSBK	(Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	5,000,000		5,433,650
	[b]National Savings Bank, senior note, 144A, 8.875%, 9/18/18	Sri Lanka	9,400,000		10,768,875
					25,748,225
	Chemicals 0.7%
	[b]Braskem Finance Ltd., senior note, 144A, 5.375%, 5/02/22	Brazil	4,450,000		4,428,106
	Commercial Services & Supplies 0.5%
	[c]Red de Carreteras de Occidente Sapib de CV, secured bond, Reg S,
	9.00%, 6/10/28	Mexico	42,500,000	MXN	3,055,083
	Diversified Financial Services 1.3%
	[d,e,f]Sphynx Capital Markets (National Investment Bank of Ghana), PTN,
	zero cpn., 2/05/09	Ghana	8,000,000		8,406,320
	Diversified Telecommunication Services 2.5%
	[b]Bharti Airtel International Netherlands BV, senior note, 144A,
	5.125%, 3/11/23	India	6,000,000		6,230,700
	[c]Empresa de Telecommunicaciones de Bogota SA, senior note,
	Reg S, 7.00%, 1/17/23	Colombia	16,100,000,000	COP	7,986,667
	[c]Oi SA, senior note, Reg S, 9.75%, 9/15/16	Brazil	3,100,000	BRL	1,267,999
					15,485,366
	Food & Staples Retailing 1.7%
	[c]Cencosud SA, senior note, Reg S, 4.875%, 1/20/23	Chile	4,409,000		4,398,440
	[b]JBS Investments GmbH, senior note, 144A, 7.25%, 4/03/24	Brazil	5,900,000		6,102,813
					10,501,253
	Food Products 0.5%
	[c]Agrokor DD, senior bond, Reg S, 9.875%, 5/01/19	Croatia	2,100,000	EUR	3,138,253
	Independent Power & Renewable Electricity Producers 0.4%
	[c,g]Cia Energetica de Sao Paulo, senior note, Reg S, Index Linked,
	9.75%, 1/15/15	Brazil	4,000,000	BRL	2,664,146
	Metals & Mining 1.8%
	[c]Ferrexpo Finance PLC, senior bond, Reg S, 7.875%, 4/07/16	Ukraine	5,900,000		5,696,715
	[c]Vedanta Resources PLC, senior note, Reg S, 9.50%, 7/18/18	India	4,900,000		5,691,816
					11,388,531
	Municipal Bonds 3.2%
	Province Del Neuquen,
	[b]secured note, 144A, 7.875%, 4/26/21	Argentina	4,510,000		4,467,651
	[c]secured note, Reg S, 7.875%, 4/26/21	Argentina	5,686,700		5,633,302
	[c]senior secured note, Reg S, 8.656%, 10/18/14	Argentina	145,654		145,290

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FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Municipal Bonds (continued)
Province of Salta Argentina, senior secured note,
[b]144A, 9.50%, 3/16/22	Argentina	4,103,100		$4,048,713
[c]Reg S, 9.50%, 3/16/22	Argentina	5,757,105		5,680,795
				19,975,751
Oil, Gas & Consumable Fuels 2.3%
[b]Georgian Oil & Gas Corp., 144A, 6.875%, 5/16/17	Georgia	5,000,000		5,330,500
Petro Co. of Trinidad and Tobago Ltd., senior note,
[b]144A, 6.00%, 5/08/22	Trinidad and Tobago	800,000		862,000
[c]Reg S, 6.00%, 5/08/22	Trinidad and Tobago	1,733,333		1,879,956
[c]State Oil Co., Government of Azerbaijan, senior note, Reg S,
4.75%, 3/13/23	Azerbaijan	6,200,000		6,222,940
				14,295,396
Paper & Forest Products 0.7%
[b]Masisa SA, senior note, 144A, 9.50%, 5/05/19	Chile	4,300,000		4,676,250
Real Estate Management & Development 1.8%
[c]Franshion Development Ltd., senior note, Reg S, 6.75%, 4/15/21	China	4,800,000		5,106,000
[c]Longfor Properties Co. Ltd., senior note, Reg S, 6.75%, 1/29/23	China	500,000		485,625
[c]Yuexiu Property Co. Ltd., senior note, Reg S, 4.50%, 1/24/23	China	6,200,000		5,653,160
				11,244,785
Road & Rail 0.5%
[b]Georgian Railway LLC, senior bond, 144A, 7.75%, 7/11/22	Georgia	2,900,000		3,306,000
Specialty Retail 1.4%
[b]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	6,800,000	EUR	8,969,682
Textiles, Apparel & Luxury Goods 0.9%
[b]Golden Legacy PTE Ltd., senior note, 144A, 9.00%, 4/24/19	Indonesia	5,300,000		5,654,437
Thrifts & Mortgage Finance 0.1%
[f]Astana Finance BV, 7.875%, 6/08/10	Kazakhstan	2,300,000	EUR	408,030
Wireless Telecommunication Services 0.4%
[b]Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	2,500,000		2,640,625
Total Quasi-Sovereign and Corporate Bonds
(Cost $144,189,514)				155,986,239
[h]Loan Participations and Assignments 14.8%
[b]Alfa Bond Issuance PLC (Alfa Bank OJSC), 144A, 7.50%,
9/26/19	Russia	4,400,000		4,310,042
[c]Credit Suisse First Boston International (City of Kyiv), secured bond,
Reg S, 8.00%, 11/06/15	Ukraine	9,600,000		8,742,000
[i]Development Bank of Southern Africa Ltd. (Government of Angola),
Tranche 2, senior note, FRN, 6.575%, 12/20/23	Angola	11,900,000		11,900,000
Tranche 3B, senior note, FRN, 6.57%, 12/20/23	Angola	11,200,000		11,200,000
[c]Federal Grid Co. OJSC (Federal Finance Ltd.), Reg S, 8.446%,
3/13/19	Russia	200,000,000	RUB	5,134,879
[d,i]Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
0.688%, 1/01/28	Iraq	334,509,981	JPY	2,220,010
[d,i]Merrill Lynch & Co. Inc. (Government of Iraq), FRN, 0.688%,
1/01/28	Iraq	585,412,730	JPY	3,885,153

12 | Annual Report				ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
[h]Loan Participations and Assignments (continued)
[c]Mozambique EMATUM Finance 2020 BV (Republic of Mozambique),
Reg S, 6.305%, 9/11/20	Mozambique	12,000,000		$12,180,000
[f,j]NK Debt Corp.,
144A, zero cpn., 3/12/20	North Korea	4,250,000	DEM	81,464
Reg S, zero cpn., 3/12/20	North Korea	2,000,000	CHF	61,613
Reg S, zero cpn., 3/12/20	North Korea	18,000,000	DEM	345,023
RSHB Capital SA (Russian Agricultural Bank OJSC), senior
sub. note,
[c]Reg S, 6.00%, 6/03/21	Russia	600,000		564,399
[b]144A, 6.00% to 6/03/16, FRN thereafter, 6/03/21	Russia	7,000,000		6,584,655
[c]RZD Capital PLC (Russian Railways), senior note, Reg S, 8.30%,
4/02/19	Russia	300,000,000	RUB	7,717,279
[c]SSB #1 PLC (OJSC State Savings Bank of Ukraine), senior note,
Reg S,
8.25%, 3/10/16	Ukraine	15,000,000		13,771,875
8.875%, 3/20/18	Ukraine	5,500,000		4,833,125
Total Loan Participations and Assignments
(Cost $97,851,055)				93,531,517
[k]Credit-Linked Notes (Cost $820,342) 0.1%
[b]ING Bank NV (Government of Ukraine), 144A, 5.50%, 8/25/15	Ukraine	6,600,000	UAH	487,706
Foreign Government and Agency Securities 48.0%
Banque Centrale de Tunisie,
[c]Reg S, 4.50%, 6/22/20	Tunisia	3,961,000	EUR	5,499,184
senior bond, 4.30%, 8/02/30	Tunisia	610,000,000	JPY	4,517,540
senior bond, 4.20%, 3/17/31	Tunisia	680,000,000	JPY	5,092,332
The Development and Investment Projects Fund of the Jordan
Armed Forces and Security Corps., senior note, 6.14%,
12/16/19	Jordan	2,420,000		2,401,850
[f]Government of Argentina, 11.75%, 5/20/11	Argentina	3,000,000	DEM	1,755,919
[i]Government of Bosnia & Herzegovina,
FRN, 1.095%, 12/11/17	Bosnia & Herzegovina	2,150,000	DEM	1,350,397
[c]senior bond, B, Reg S, FRN, 1.125%, 12/11/21	Bosnia & Herzegovina	20,093,750	DEM	11,640,636
[b]Government of Costa Rica, 144A, 10.58%,
9/23/15	Costa Rica	3,400,000,000	CRC	6,534,484
6/22/16	Costa Rica	1,660,000,000	CRC	3,224,019
[b]Government of the Dominican Republic, 144A, 12.50%, 2/09/18	Dominican Republic	149,000,000	DOP	3,646,529
[i]Government of Ecuador, FRN, 1.188%, 2/27/15	Ecuador	193,639		176,695
[c]Government of El Salvador, senior bond, Reg S, 7.65%, 6/15/35	El Salvador	16,400,000		18,075,588
Government of Georgia,
[b]144A, 6.875%, 4/12/21	Georgia	2,900,000		3,298,750
[c]Reg S, 6.875%, 4/12/21	Georgia	200,000		227,500
Government of Ghana, 23.00%, 8/21/17	Ghana	8,790,000	GHS	2,437,329
[c,f]Government of Grenada, Reg S, 6.00% to 9/15/15, 8.00% to
9/15/17, 8.50% to 9/15/18, 9.00% thereafter, 9/15/25	Grenada	9,800,000		3,234,000
Government of Honduras,
[b]144A, 7.50%, 3/15/24	Honduras	3,200,000		3,304,000
[c]Reg S, 7.50%, 3/15/24	Honduras	400,000		413,000
[b]senior note, 144A, 8.75%, 12/16/20	Honduras	1,200,000		1,320,000
[c]Government of Hungary, senior note, Reg S, 3.875%, 2/24/20	Hungary	3,500,000	EUR	5,045,812
[c]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	17,000,000		15,113,000

ftinstitutional.com			Annual Report | 13

FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Principal
	Organization	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Macedonia, senior bond, 4.625%, 12/08/15	Macedonia	4,242,000	EUR	$5,853,552
[c]Government of Mongolia, Reg S, 5.125%, 12/05/22	Mongolia	10,500,000		9,124,500
Government of Montenegro, 7.875%, 9/14/15	Republic of Montenegro	4,900,000	EUR	6,941,486
Government of Nigeria, 16.39%, 1/27/22	Nigeria	828,000,000	NGN	6,212,583
[b]Government of Paraguay, 144A, 4.625%, 1/25/23	Paraguay	5,950,000		6,035,531
[b]Government of Peru, senior bond, 144A,
6.95%, 8/12/31	Peru	28,800,000	PEN	11,267,422
6.85%, 2/12/42	Peru	4,200,000	PEN	1,560,560
[c]Government of Russia, senior bond, Reg S, 7.50%, 3/31/30	Russia	4,795,000		5,426,741
[c]Government of Rwanda, Reg S, 6.625%, 5/02/23	Rwanda	10,073,000		10,551,467
[c]Government of Seychelles, Reg S, 5.00% to 1/01/15, 7.00% to
1/01/18, 8.00% thereafter, 1/01/26	Republic of Seychelles	10,500,000		10,039,680
Government of South Africa,
8.00%, 12/21/18	South Africa	141,200,000	ZAR	13,448,966
[l]Index Linked, 2.25%, 1/31/38	South Africa	31,581,393	ZAR	3,169,993
Government of Turkey,
[i]FRN, 8.64%, 1/04/17	Turkey	1,940,000	TRY	916,284
[l]Index Linked, 4.00%, 4/29/15	Turkey	9,030,179	TRY	4,259,156
Government of Uganda,
10.25%, 1/01/15	Uganda	12,430,000,000 UGX		4,742,139
10.00%, 5/21/15	Uganda	1,450,000,000	UGX	550,239
10.25%, 4/21/16	Uganda	2,200,000,000	UGX	811,716
10.75%, 2/22/18	Uganda	2,200,000,000	UGX	774,858
[l]Government of Uruguay, senior bond, Index Linked, 3.70%,
6/26/37	Uruguay	425,650,005	UYU	19,046,663
Government of Venezuela,
[c]Reg S, 6.00%, 12/09/20	Venezuela	11,000,000		8,318,750
senior bond, 7.65%, 4/21/25	Venezuela	3,000,000		2,276,250
International Finance Corp., senior note, 7.75%, 12/03/16	Supranational[l]	705,000,000 INR		12,002,056
[c]Jamaica Government International Bond, senior bond, Reg S,
7.625%, 7/09/25	Jamaica	1,700,000		1,811,562
Kenya Infrastructure Bond, 11.00%, 9/15/25	Kenya	430,600,000	KES	4,955,823
[l]Mexican Udibonos, Index Linked, 4.00%, 11/15/40	Mexico	2,215,126 MXN[n]		18,771,237
[g]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/20	Brazil	7,890 BRL[o]		8,624,889
8/15/24	Brazil	8,000 BRL[o]		8,669,865
8/15/30	Brazil	8,000 BRL[o]		8,645,238
Serbia Treasury Note, 10.00%,
2/21/16	Serbia	500,000,000	RSD	5,805,250
5/22/16	Serbia	50,000,000	RSD	580,087
[c,i]Tanzania Government International Bond, Reg S, FRN, 6.332%,
3/09/20	United Republic of
	Tanzania	2,800,000		3,013,108
Total Foreign Government and Agency Securities
(Cost $309,125,028)				302,516,215

14	|	Annual Report	ftinstitutional.com

FRANKLIN GLOBAL TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)
	Country/	Shares/
	Organization	Units		Value
Common Stocks (Cost $ —) 0.0%
[d,p]Astana Finance JSC, ADR	Kazakhstan	26,243		$—
Private Limited Partnership Fund
(Cost $3,874,972) 0.0%†
Diversified Financial Services 0.0%†
[a,j,p,q]Global Distressed Alpha Fund III LP	Bermuda	3,699,833		110,995
Total Investments before Short Term Investments
(Cost $580,224,129)				573,605,797

		Principal
		Amount*
Short Term Investments 6.4%
Foreign Government and Agency Securities 2.2%
[r]Kenya Treasury Bills, 8/11/14 - 5/04/15	Kenya	282,750,000	KES	3,091,297
[r]Nigeria Treasury Bills, 8/07/14 - 3/05/15	Nigeria	1,370,000,000	NGN	8,071,741
[r]Zambia Treasury Bill, 7/13/15	Zambia	21,650,000	ZMW	2,909,435
Total Foreign Government and Agency Securities
(Cost $13,957,241)				14,072,473
U.S. Government and Agency Securities
(Cost $1,249,952) 0.2%
[r]U.S. Treasury Bills, 8/07/14 - 11/06/14	United States	1,250,000		1,249,977
Total Investments before Money Market Funds
(Cost $595,431,322)				588,928,247

		Shares
Money Market Funds (Cost $25,523,188) 4.0%
[p,s]Institutional Fiduciary Trust Money Market Portfolio	United States	25,523,188		25,523,188
Total Investments (Cost $620,954,510) 97.4%				614,451,435
Other Assets, less Liabilities 2.6%				16,145,635
Net Assets 100.0%				$630,597,070

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FRANKLIN GLOBAL TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

At July 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	MSCO	Sell	14,000,000	$18,958,226	9/22/14	$210,310	$—
Euro	CITI	Sell	14,000,000	18,968,516	9/22/14	220,600	—
Euro	RBCCM	Sell	13,000,000	17,599,166	9/22/14	190,387	—
Japanese Yen	MSCO	Sell	600,000,000	5,878,267	9/22/14	43,657	—
Japanese Yen	CITI	Sell	600,000,000	5,884,545	9/22/14	49,936	—
Japanese Yen	RBCCM	Sell	500,000,000	4,897,951	9/22/14	35,777	—
Net unrealized appreciation (depreciation)						$750,667
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aThe security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(f).
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At July 31, 2014, the aggregate value of these securities was $128,605,750, representing 20.39% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At July 31, 2014, the aggregate value of these securities was $230,617,922, representing 36.57% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2014, the aggregate value of these securities was $14,511,483, representing 2.30% of net assets.
eRepresents claims that have been filed with a Ghanaian court against National Investment Bank of Ghana.
fSee Note 7 regarding defaulted securities.
gRedemption price at maturity is adjusted for inflation. See Note 1(h).
hSee Note 1(d) regarding loan participations and assignments.
iThe coupon rate shown represents the rate at period end.
jSee Note 9 regarding restricted securities.
kSee Note 1(e) regarding credit-linked notes.
lPrincipal amount of security is adjusted for inflation. See Note 1(h).
mA supranational organization is an entity formed by two or more central governments through international treaties.
nPrincipal amount is stated in Unidad de Inversion Units.
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pNon-income producing.
qThe Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.
rThe security is traded on a discount basis with no stated coupon rate.
sSee Note 3(d) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

16 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. ftinstitutional.com

FRANKLIN GLOBAL TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
July 31, 2014

Franklin Emerging Market Debt Opportunities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$595,431,322
Cost - Sweep Money Fund (Note 3d)	25,523,188
Total cost of investments	$620,954,510
Value - Unaffiliated issuers	$588,928,247
Value - Sweep Money Fund (Note 3d)	25,523,188
Total value of investments	614,451,435
Cash	386,537
Foreign currency, at value (cost $4,861,700)	4,859,439
Receivables:
Capital shares sold	2,195,058
Interest	9,335,203
Unrealized appreciation on forward exchange contracts	750,667
Other assets	233
Total assets	631,978,572
Liabilities:
Payables:
Capital shares redeemed	823,014
Management fees	414,982
Transfer agent fees	4,938
Deferred tax	11,838
Accrued expenses and other liabilities	126,730
Total liabilities	1,381,502
Net assets, at value	$630,597,070
Net assets consist of:
Paid-in capital	$618,589,829
Undistributed net investment income	14,798,527
Net unrealized appreciation (depreciation)	(5,847,860)
Accumulated net realized gain (loss)	3,056,574
Net assets, at value	$630,597,070
Shares outstanding	51,049,325
Net asset value and maximum offering price per share	$12.35

ftinstitutional.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended July 31, 2014

Franklin Emerging Market Debt Opportunities Fund

Investment income:
Dividends	$4,399,500
Interest	41,151,273
Inflation principal adjustments	3,709,975
Total investment income	49,260,748
Expenses:
Management fees (Note 3a)	5,833,977
Administrative fees (Note 3b)	8,644
Transfer agent fees (Note 3c)	60,374
Custodian fees (Note 4)	196,614
Reports to shareholders	28,798
Registration and filing fees	60,171
Professional fees	314,774
Trustees’ fees and expenses	23,999
Other	22,437
Total expenses	6,549,788
Expense reductions (Note 4)	(40)
Expenses waived/paid by affiliates (Note 3d and 3e)	(610,521)
Net expenses	5,939,227
Net investment income	43,321,521
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(4,534,885)
Foreign currency transactions	293,770
Net realized gain (loss)	(4,241,115)
Net change in unrealized appreciation (depreciation) on:
Investments	5,967,212
Translation of other assets and liabilities denominated in foreign currencies	442,154
Change in deferred taxes on unrealized appreciation	24,358
Net change in unrealized appreciation (depreciation)	6,433,724
Net realized and unrealized gain (loss)	2,192,609
Net increase (decrease) in net assets resulting from operations	$45,514,130

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	FRANKLIN GLOBAL TRUST
	CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Emerging Market Debt Opportunities Fund

	Year Ended July 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$43,321,521	$36,206,144
Net realized gain (loss) from investments and foreign currency transactions	(4,241,115)	(2,775,895)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	6,433,724	(2,904,529)
Net increase (decrease) in net assets resulting from operations	45,514,130	30,525,720
Distributions to shareholders from:
Net investment income	(27,827,405)	(36,492,888)
Net realized gains	(1,989,027)	(7,059,575)
Total distributions to shareholders	(29,816,432)	(43,552,463)
Capital share transactions (Note 2)	46,105,272	117,106,746
Net increase (decrease) in net assets	61,802,970	104,080,003
Net assets:
Beginning of year	568,794,100	464,714,097
End of year	$630,597,070	$568,794,100
Undistributed net investment income included in net assets:
End of year	$14,798,527	$10,875,189

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FRANKLIN GLOBAL TRUST

Notes to Consolidated Financial Statements

Franklin Emerging Market Debt Opportunities Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Franklin Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

Effective June 30, 2014, the Franklin Templeton Emerging Market Debt Opportunities Fund was renamed the Franklin Emerging Market Debt Opportunities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain coun-terparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At July 31, 2014, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d. Loan Participations and Assignments

The Fund may invest in debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees only from the lender selling the loan and only upon receipt of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

e. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Investment in Alternative Strategies (FT) Ltd. (FT Subsidiary)

The Fund invests in certain financial instruments, warrants or commodities through its investment in the FT Subsidiary. The FT Subsidiary is a Cayman Islands exempted Liability Company, is a wholly-owned Subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2014, the FT Subsidiary’s investments, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At July 31, 2014, the net assets of the FT Subsidiary were $22,675,441, representing 3.60% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Consolidated Statement of Operations.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

1. Organization and Significant Accounting	j. Guarantees and Indemnifications
Policies (continued)	Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities
i. Accounting Estimates	arising out of the performance of their duties to the Trust.
Additionally, in the normal course of business, the Trust, on
The preparation of financial statements in accordance with	behalf of the Fund, enters into contracts with service providers
accounting principles generally accepted in the United States of	that contain general indemnification clauses. The Trust’s maxi-
America requires management to make estimates and assump-	mum exposure under these arrangements is unknown as this
tions that affect the reported amounts of assets and liabilities at	would involve future claims that may be made against the Trust
the date of the financial statements and the amounts of income	that have not yet occurred. Currently, the Trust expects the
and expenses during the reporting period. Actual results could	risk of loss to be remote.
differ from those estimates.

2. Shares of Beneficial Interest
At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:
		Year Ended July 31,
		2014		2013
	Shares	Amount	Shares	Amount
Shares sold	10,773,400	$129,807,757	13,957,136	$174,299,505
Shares issued in reinvestment of distributions	2,273,662	26,465,438	3,269,155	39,622,164
Shares redeemed	(9,177,157)	(110,167,923)	(7,748,665)	(96,814,923)
Net increase (decrease)	3,869,905	$46,105,272	9,477,626	$117,106,746

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund and FT Subsidiary pay an investment management fee to FTIML based on the average daily net assets of the Fund and
FT Subsidiary as follows:
Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	In excess of $1 billion

Effective October 1, 2013, the FT Subsidiary combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under the separate agreements.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

Prior to October 31, 2013, the FT Subsidiary paid fees to FTIML based on the average daily net assets of the FT Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	In excess of $1 billion

Management fees paid by the Fund are reduced on assets invested in the FT Subsidiary, in an amount not to exceed the management fees paid by the FT Subsidiary.

Under a subadvisory agreement, FT Institutional, an affiliate of FTIML, provides subadvisory services to the Fund and FT Subsidiary. The subadvisory fee is paid by FTIML based on the Fund and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on the Fund and FT Subsidiary’s average daily net assets, and is not an additional expense of the Fund or FT Subsidiary.

Prior to October 1, 2013, the FT Subsidiary paid an administration fee to FT Services of 0.20% per year of the average daily net assets of the FT Subsidiary. Administrative fees paid by the Fund were reduced on assets invested in the FT Subsidiary, in an amount not to exceed the administrative fees paid by the FT Subsidiary.

c. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties.

For the year ended July 31, 2014, the Fund paid transfer agent fees of $60,374, of which $57,625 was retained by Investor Services.

d. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

e. Waiver and Expense Reimbursements

FTIML and FT Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

f. Other Affiliated Transactions

At July 31, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 20.39% of the Fund’s outstanding shares.

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FRANKLIN GLOBAL TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2014, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended July 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$29,816,432	$41,226,135
Long term capital gain	—	2,326,328
	$29,816,432	$43,552,463

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$615,028,901

Unrealized appreciation	$37,709,145
Unrealized depreciation	(38,286,611)
Net unrealized appreciation (depreciation)	$(577,466)

Undistributed ordinary income	$24,963,925
Undistributed long term capital gains	1,381,106
Undistributed ordinary income	$26,345,031

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2014, aggregated $226,833,478 and $163,490,558, respectively.

7. Credit Risk and Defaulted Securities

At July 31, 2014, the Fund had 68.46% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2014, the aggregate value of these securities was $14,292,369, representing 2.27% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Consolidated Statement of Investments.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russia issuers’ credit ratings, or a decline in the value and liquidity of Russia stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that insurer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. At July 31, 2014, the Fund had 4.7% of its net assets invested in Russia.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/			Acquisition
Units		Issuer	Dates	Cost	Value
3,699,833		Global Distressed Alpha Fund III LP	10/11/12	$3,874,972	$110,995
4,250,000	DEM	NK Debt Corp., 144A, zero cpn., 3/12/20	6/19/07 - 10/14/08	723,263	81,464
18,000,000	DEM	NK Debt Corp., Reg S, zero cpn., 3/12/20	1/25/11 - 6/06/11	2,023,663	345,023
2,000,000	CHF	NK Debt Corp., Reg S, zero cpn., 3/12/20	6/17/11	388,830	61,613
		Total Restricted Securities (Value is 0.10% of Net Assets)		$7,010,728	$599,095

10. Other Derivative Information

At July 31, 2014, the Fund’s investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated		Consolidated
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$750,667	forward exchange contracts	$ —

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

10. Other Derivative Information (continued)

For the year ended July 31, 2014, the effect of derivative contracts on the Fund’s Consolidated Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Consolidated Statement of Operations Locations	for the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from investments and foreign
currency transactions / Net change in unrealized
appreciation (depreciation) on investments and
translation of other assets and liabilities denominated
	in foreign currencies	$(5,310,973)	$454,246

For the year ended July 31, 2014, the average month end fair value of derivatives represented 0.13% of average month end net assets. The average month end number of open derivative contracts for the year was 7.

See Note 1(c) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Consolidated Statement of Operations. During the year ended July 31, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

A summary of inputs used as of July 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Warrants	$—	$11,053,125	$9,920,000	$20,973,125
Quasi-Sovereign and Corporate Bonds	—	147,579,919	8,406,320	155,986,239
Loan Participations and Assignments	—	63,838,254	29,693,263	93,531,517
Credit-Linked Notes	—	487,706	—	487,706
Foreign Government and Agency Securities	—	302,516,215	—	302,516,215
Common Stocks	—	—	—[a]	—
Private Limited Partnership Fund	—	—	110,995	110,995
Short Term Investments	26,773,165	14,072,473	—	40,845,638
Total Investments in Securities	$26,773,165	$539,547,692	$48,130,578	$614,451,435
Other Financial Instruments
Forward Exchange Contracts	$—	$750,667	$—	$750,667

[a]Includes securities determined to have no value at July 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At July 31, 2014, the reconciliation of assets is as follows:

										Net Change
										in Unrealized
	Balance						Net	Net		Appreciation
	at			Transfers	Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into	Out of	Cost Basis	Gain	Gain	at End	on Assets Held
	of Year	Purchases	Sales	Level 3	Level 3	Adjustments[a]	(Loss)	(Loss)	of Year	at Year End
Assets
Warrants	$—	$—	$—	$9,920,000	$—	$—	$—	$—	$9,920,000	$—
Quasi-Sovereign and
Corporate Bonds	7,828,000	—	—	—	—	—	—	578,320	8,406,320	578,320
Loan Participations and
Assignments	7,196,619	23,100,000	(673,406)	—	—	358,797	—	(288,747)	29,693,263	(288,747)
Private Limited
Partnership Fund	3,758,772	—	—	—	—	—	—	(3,647,777)	110,995	(3,647,777)
Private Limited
Partnership Fund -
Unfunded
Commitment	11,549	—	—	—	—	—	(11,549)	—	—	—
Total	$18,794,940	$23,100,000	$(673,406)	$9,920,000	$—	$358,797	$(11,549)	$(3,358,204)	$48,130,578	$(3,358,204)

[a]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

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FRANKLIN GLOBAL TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2014, are as follows:

						Impact to Fair
	Fair Value at			Unobservable	Amount/	Value if Input
Description	End of Period		Valuation Technique	Inputs	Range	Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$8,406,320		Probability Weighted
			Discounted Cash Flow
			Model	Free Cash Flow[b]	$0.0 - $12.9 (mil)	Increase[c]
			Market Comparables	Discount for lack
				of marketability	20%	Decrease[d]
Loan Participations and
Assignments	6,105,163		Consensus Pricing	Weighted average
				of offered quotes	$64.13 - $74.00	Increase[d]
All Other Investments[e]	33,619,095	[f]
Total	$48,130,578

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes probability assumptions for various outcomes from ongoing legal proceedings.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.
eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.
fIncludes securities determined to have no value at July 31, 2014.

13. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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     FRANKLIN GLOBAL TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Emerging Market Debt Opportunities Fund (continued)

Abbreviations
Counterparty		Currency		Selected Portfolio
CITI	Citibank N.A.	BRL	Brazilian Real	ADR American Depositary Receipt
MSCO	Morgan Stanley	CHF	Swiss Franc	FRN	Floating Rate Note
RBCCM	Royal Bank of Canada	COP	Colombian Peso	PTN	Pass Through Note
		CRC	Costa Rican Colon
		DEM	Deutsche Mark
		DOP	Dominican Peso
		EUR	Euro
		GHS	Ghanaian Cedi
		INR	Indian Rupee
		JPY	Japanese Yen
		KES	Kenyan Shilling
		MXN	Mexican Peso
		NGN	Nigerian Naira
		PEN	Peruvian Nuevo Sol
		RSD	Serbian Dinar
		RUB	Russian Ruble
		TRY	Turkish Lira
		UAH	Ukrainian Hryvnia
		UGX	Ugandan Shilling
		USD	United States Dollar
		UYU	Uruguayan Peso
		ZAR	South African Rand
		ZMW	Zambian Kwacha

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Emerging Market Debt Opportunities Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Emerging Market Debt Opportunities Fund (the “Fund”), formerly Franklin Templeton Emerging Market Debt Opportunities Fund, at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Franklin Emerging Market Debt Opportunities Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,989,027 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2014.

At July 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Qualified
Per Share	Income Per Share	Dividends Per Share
$0.0053	$0.7368	$0.0000

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2000	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN GLOBAL TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL TRUST

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Templeton Emerging Market Debt Opportunities Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent

Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder

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FRANKLIN GLOBAL TRUST

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SHAREHOLDER INFORMATION

services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. With respect to the Fund, the Trustees also took into account that the investment management arrangements for such Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that the Manager waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets hard currency debt funds as selected by Lipper. The Lipper report showed the total return of the Fund’s only share class to be in the highest performing quintile of such Lipper performance universe for 2013, and on an annualized basis to be in the highest performing quintiles of such universe for the previous three- and five-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the share class of the Fund with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee. The contractual investment management fee rate and actual total expense ratio for the Fund were both in the most expensive quintile within its Lipper expense group. The Board found the expenses of such Fund to be acceptable, however, noting that they were being subsidized by management and that its actual total expense ratio was less than 11 basis points higher than the median of its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager

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SHAREHOLDER INFORMATION

to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report
Franklin Emerging Market
Debt Opportunities Fund
(formerly, Franklin Templeton Emerging Market
Debt Opportunities Fund)

Investment Manager
Franklin Templeton Investment Management Limited

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	699 A 09/14

Annual Report and Shareholder Letter

July 31, 2014

Franklin Global Real Estate Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Global Real Estate Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

Annual Report

Franklin Global Real Estate Fund

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2014.

Your Fund’s Goal and Main Investments

Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including real estate investment trusts (REITs) and REIT-like entities.1

Performance Overview

For the 12 months ended July 31, 2014, Franklin Global Real Estate Fund delivered a +12.13% cumulative total return. In comparison, the FTSE® EPRA®/NAREIT® Developed Index, which measures global real estate markets in North America, Europe and Asia, generated a total return of +13.40%.2, 3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in “equity” REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. The FTSE/EPRA NAREIT Index (the “Index”) is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), by the London Stock
Exchange Group companies (“LSEG”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate
Investment Trusts (“NAREIT”) (together the “Licensor Parties”) and none of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise.
The Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of LSEG, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of EPRA and all are used by FTSE under license.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Economic and Market Overview

U.S. economic growth trends were generally encouraging during the 12 months under review, despite a contraction in gross domestic product in the first quarter of 2014. Manufacturing activity expanded, and the unemployment rate declined to 6.2% in July 2014 from 7.3% in July 2013.4 However, retail sales growth remained subdued and generally missed expectations. In the housing market, home sales experienced some weather-related weakness early in 2014 but picked up in the spring, and home prices remained higher than a year earlier.

In January 2014, the Federal Reserve Board (Fed) began reducing its monthly bond purchases by $10 billion, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered its projections for near- and long-term economic growth, even as it maintained the pace of tapering.

The global economy grew moderately during the period as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. The Japanese economy grew strongly during the first quarter of 2014, compared with tepid growth in the fourth quarter of 2013, as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter of 2014.

4. Source: Bureau of Labor Statistics.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. However, rising geopolitical tensions and concerns about a major Portuguese bank’s financial health heightened market risks toward period-end. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Global Real Estate Market Overview

Global real estate markets made solid gains during the reporting period, as real estate securities in many countries benefited from generally improved global economic fundamentals. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, most countries posted positive results. Greece, Austria and Italy led returns of country real estate markets. The U.K., the Netherlands and Germany also performed strongly. However, China’s real estate market lost value.

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Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use currency forward contracts from time to time to help manage currency risk and the Fund’s exposure to various currencies.

What is a currency forward contract?
A currency forward contract, also called a “currency forward,”
is an agreement between the Fund and a counterparty to buy
or sell a foreign currency at a specific exchange rate on a
future date.

Top 10 Holdings
7/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Simon Property Group Inc.	5.2%
Retail REITs, U.S.
Mitsui Fudosan Co. Ltd.	4.9%
Diversified Real Estate Activities, Japan
Unibail-Rodamco SE	3.2%
Retail REITs, France
Mitsubishi Estate Co. Ltd.	3.1%
Diversified Real Estate Activities, Japan
Vornado Realty Trust	2.2%
Diversified REITs, U.S.
Prologis Inc.	2.1%
Industrial REITs, U.S.
Host Hotels & Resorts Inc.	1.9%
Hotel & Resort REITs, U.S.
Equity Residential	1.9%
Residential REITs, U.S.
Ventas Inc.	1.9%
Health Care REITs, U.S.
Boston Properties Inc.	1.8%
Office REITs, U.S.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included office space holdings such as Hulic REIT. Hulic REIT is a diversified Japanese REIT that invests in Tokyo commercial properties, nursing homes and network centers. The REIT is sponsored by property developer Hulic and was listed in February 2014. Shares of Hulic REIT outperformed the benchmark since the REIT listing due to what we consider an attractive dividend yield, good portfolio quality and greater potential upside in earnings growth relative to its peers. The REIT has a strong sponsor pipeline, in our view, and aims to expand its portfolio size threefold within three to five years. Moreover, given its low loan-to-value ratio of 31%, we believe the REIT has ample capacity to borrow funds for property acquisitions in the near future.

The Fund’s investment in U.S.-based Pebblebrook Hotel Trust also boosted relative Fund returns. The company’s shares outperformed those of its hotel peers and the benchmark index during the reporting period. The strong performance largely reflected what we deemed as solid hotel fundamentals with high demand and limited supply in the company’s key markets, especially in the U.S. west coast where the company has made highly accretive acquisitions in the past 12 to 18 months. Following these acquisitions in gateway markets such as San Francisco, the company started to generate strong revenue growth given these markets’ robust supply and demand characteristics.

Retail developer Hammerson posted strong results in the first six months of 2014. Based on our analysis, the company was among U.K. momentum leaders, and its share price still looked attractive to us on a valuation basis compared with competitors and recent transaction yields for U.K. shopping centers.

Conversely, security selection in the diversified sector detracted notably from the Fund’s relative returns. Shares of The Wharf Holdings, a leading retail landlord in Hong Kong, declined significantly over the period. Hong Kong’s slowdown in retail sales growth weakened investor sentiment for Wharf, and as a result, shares underperformed the benchmark over the past 12 months. Additionally, amid a backdrop of slower economic growth and credit tightening in China, investors were concerned about weak demand for Wharf’s residential and office projects in China.

Mitsubishi Estate Co. underperformed other major Japanese real estate firms during the 12-month period. Despite improving market fundamentals, earnings recovery among its office

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portfolio remained modest due to long lease terms and the lack of contributions from new developments. The firm also expected lower profit from the condominium segment owing to rising construction costs and land prices. Earnings guidance was subdued as a result, and investors were disappointed with the slower-than-expected profit growth.

Although the hotel, resort and entertainment property sector was an overall contributor to the Fund’s relative performance, the Fund’s investment in Spanish hotelier Melia Hotels International (formerly known as Sol Melia) weighed on returns. The company posted 11% growth in revenue per available room, a performance metric in the hotel industry, in the second quarter of 2014 compared with the same quarter in 2013, mainly due to price increases. However, higher financial expenses negatively impacted profits. Based on our research, the stock had solid momentum when we bought it, but it has since decelerated as peripheral European trade slowed with the Ukraine crisis.

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Daniel Pettersson is a portfolio manager and research
analyst responsible for following real estate companies
in Europe. Prior to joining Franklin Templeton in 2006,
Mr. Pettersson’s real estate experience included his work
at JM AB, a Swedish real estate developer located in
Stockholm and a public company listed on the Nordic
Stock Exchange.

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FRANKLIN GLOBAL REAL ESTATE FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/14	7/31/13		Change
A (FGRRX)	$8.69	$7.88	+$	0.81
C (FCGRX)	$8.58	$7.80	+$	0.78
R6 (n/a)	$8.74	$7.92	+$	0.82
Advisor (FVGRX)	$8.73	$7.91	+$	0.82

Distributions (8/1/13–7/31/14)
Dividend
Share Class	Income
A	$0.1175
C	$0.0776
R6	$0.1492
Advisor	$0.1402

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FRANKLIN GLOBAL REAL ESTATE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;
Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	$10,000		Total Return
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5]	(with waiver)	(without waiver)
A								1.45%	1.62%
1-Year	+	12.13%	+	5.68%	$10,568	+	6.20%
5-Year	+	99.79%	+	13.49%	$18,827	+	15.20%
Since Inception (6/16/06)	+	18.34%	+	1.35%	$11,154	+	1.34%
C								2.15%	2.32%
1-Year	+	11.28%	+	10.28%	$11,028	+	10.87%
5-Year	+	93.14%	+	14.07%	$19,314	+	15.80%
Since Inception (6/16/06)	+	11.86%	+	1.39%	$11,186	+	1.39%
R6								0.99%	1.16%
1-Year	+	12.51%	+	12.51%	$11,251	+	13.12%
Since Inception (5/1/13)	+	2.42%	+	1.94%	$10,242	+	1.78%
Advisor								1.15%	1.32%
1-Year	+	12.39%	+	12.39%	$11,239	+	12.99%
5-Year	+	102.92%	+	15.20%	$20,292	+	16.96%
Since Inception (6/16/06)	+	21.36%	+	2.41%	$12,136	+	2.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

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PERFORMANCE SUMMARY

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FRANKLIN GLOBAL REAL ESTATE FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/14. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar. The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.
8. The FTSE EPRA/NAREIT Developed Index (“the Index”) is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), by the
London Stock Exchange Group companies (“LSEG’’), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”), or the National Association of Real
Estate Investment Trusts (“NAREIT”) (together the “Licensor Parties”) and none of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of LSEG,
“NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of EPRA and all are used by FTSE under license.

franklintempleton.com Annual Report | 11

FRANKLIN GLOBAL REAL ESTATE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

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FRANKLIN GLOBAL REAL ESTATE FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
A
Actual	$1,000	$1,127.10	$7.65
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
C
Actual	$1,000	$1,123.00	$11.32
Hypothetical (5% return before expenses)	$1,000	$1,014.13	$10.74
R6
Actual	$1,000	$1,130.70	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96
Advisor
Actual	$1,000	$1,129.40	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%; C: 2.15%; R6: 0.99%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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| 13

FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Real Estate Fund
					Year Ended July 31,
	2014		2013		2012	2011		2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.88		$7.42		$7.21	$6.40		$5.07
Income from investment operations[a]:
Net investment income[b]	0.11		0.11		0.12	0.13		0.14
Net realized and unrealized gains (losses)	0.82		0.59		0.17	1.05		1.43
Total from investment operations	0.93		0.70		0.29	1.18		1.57
Less distributions from net investment income	(0.12)		(0.24)		(0.08)	(0.37)		(0.24)
Net asset value, end of year	$8.69		$7.88		$7.42	$7.21		$6.40

Total return[c]	12.13%		9.44%		4.12%	18.98%		31.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.61%		1.62%		1.68%	1.73%		1.85%
Expenses net of waiver and payments by affiliates and expense
reduction	1.45	%d	1.44	%d	1.37%	1.35	%d	1.35	%d
Net investment income	1.31%		1.37%		1.72%	2.02%		2.55%

Supplemental data
Net assets, end of year (000’s)	$90,653		$86,575		$53,727	$57,141		$29,918
Portfolio turnover rate	22.37%		19.43%		25.74%	53.12%		106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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					FRANKLIN GLOBAL TRUST
					FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
					Year Ended July 31,
	2014		2013		2012	2011		2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.80		$7.34		$7.17	$6.35		$5.03
Income from investment operations[a]:
Net investment income[b]	0.05		0.05		0.07	0.09		0.10
Net realized and unrealized gains (losses)	0.81		0.59		0.16	1.04		1.42
Total from investment operations	0.86		0.64		0.23	1.13		1.52
Less distributions from net investment income	(0.08)		(0.18)		(0.06)	(0.31)		(0.20)
Net asset value, end of year	$8.58		$7.80		$7.34	$7.17		$6.35

Total return[c]	11.28%		8.64%		3.39%	18.30%		30.62%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	2.31%		2.32%		2.38%	2.43%		2.55%
Expenses net of waiver and payments by affiliates and expense
reduction	2.15	%d	2.14	%d	2.07%	2.05	%d	2.05	%d
Net investment income	0.61%		0.67%		1.02%	1.32%		1.85%

Supplemental data
Net assets, end of year (000’s)	$20,896		$21,350		$12,043	$11,835		$7,589
Portfolio turnover rate	22.37%		19.43%		25.74%	53.12%		106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
	Year Ended
	July 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.92	$8.70
Income from investment operations[b]:
Net investment income[c]	0.15	0.04
Net realized and unrealized gains (losses)	0.82	(0.82)
Total from investment operations	0.97	(0.78)
Less distributions from net investment income	(0.15)	—
Net asset value, end of year	$8.74	$7.92

Total return[d]	12.51%	(8.97)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.15%	1.15%
Expenses net of waiver and payments by affiliates and expense reduction[f]	0.99%	0.99%
Net investment income	1.77%	1.82%

Supplemental data
Net assets, end of year (000’s)	$768	$379
Portfolio turnover rate	22.37%	19.43%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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					FRANKLIN GLOBAL TRUST
					FINANCIAL HIGHLIGHTS

Franklin Global Real Estate Fund (continued)
					Year Ended July 31,
	2014		2013		2012	2011		2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.91		$7.46		$7.23	$6.42		$5.08
Income from investment operations[a]:
Net investment income[b]	0.13		0.13		0.13	0.17		0.18
Net realized and unrealized gains (losses)	0.83		0.59		0.18	1.03		1.41
Total from investment operations	0.96		0.72		0.31	1.20		1.59
Less distributions from net investment income	(0.14)		(0.27)		(0.08)	(0.39)		(0.25)
Net asset value, end of year	$8.73		$7.91		$7.46	$7.23		$6.42

Total return	12.39%		9.78%		4.48%	19.33%		31.92%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction	1.31%		1.32%		1.38%	1.43%		1.55%
Expenses net of waiver and payments by affiliates and expense
reduction	1.15	%c	1.14	%c	1.07%	1.05	%c	1.05	%c
Net investment income	1.61%		1.67%		2.02%	2.32%		2.85%

Supplemental data
Net assets, end of year (000’s)	$52,423		$48,116		$39,255	$27,074		$21,354
Portfolio turnover rate	22.37%		19.43%		25.74%	53.12%		106.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2014

Franklin Global Real Estate Fund		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 98.0%
Diversified Real Estate Activities 13.4%
CapitaLand Ltd.	Singapore	423,824	$1,172,099
Hang Lung Properties Ltd.	Hong Kong	259,921	806,578
Mitsubishi Estate Co. Ltd.	Japan	206,854	5,122,587
Mitsui Fudosan Co. Ltd.	Japan	241,595	8,089,569
Sun Hung Kai Properties Ltd.	Hong Kong	164,727	2,505,927
Sun Hung Kai Properties Ltd., wts., 4/22/16	Hong Kong	13,577	33,951
Tokyo Tatemono Co. Ltd.	Japan	237,781	2,057,209
The Wharf Holdings Ltd.	Hong Kong	280,694	2,252,752
			22,040,672
Diversified REITs 13.1%
[a]Activia Properties Inc., 144A	Japan	96	856,693
American Assets Trust Inc.	United States	30,443	1,043,891
British Land Co. PLC	United Kingdom	179,971	2,129,074
Canadian REIT	Canada	24,150	1,013,939
[a]Hulic REIT Inc., 144A	Japan	522	899,178
Kenedix Office Investment Corp.	Japan	306	1,671,741
Land Securities Group PLC	United Kingdom	154,205	2,705,254
[a,b]Lar Espana Real Estate Socimi SA, 144A	Spain	33,471	419,080
Liberty Property Trust	United States	12,466	438,429
Mirvac Group	Australia	1,031,628	1,740,213
Spirit Realty Capital Inc.	United States	43,600	504,452
Stockland	Australia	418,630	1,579,643
Suntec REIT	Singapore	629,794	903,672
TF Administradora Industrial S de RL de CV	Mexico	185,800	417,026
Vornado Realty Trust	United States	33,825	3,586,127
Wereldhave N.V.	Netherlands	9,800	872,692
WP Carey Inc.	United States	13,418	881,965
			21,663,069
Health Care REITs 5.7%
HCP Inc.	United States	52,654	2,186,721
Health Care REIT Inc.	United States	38,358	2,440,720
Sabra Health Care REIT Inc.	United States	26,860	744,022
Senior Housing Properties Trust	United States	36,671	838,299
Ventas Inc.	United States	49,909	3,169,221
			9,378,983
Hotel & Resort REITs 3.9%
CDL Hospitality Trusts	Singapore	299,798	420,558
Hoshino Resorts REIT Inc.	Japan	41	378,633
Host Hotels & Resorts Inc.	United States	147,720	3,211,433
Pebblebrook Hotel Trust	United States	47,060	1,712,984
Sunstone Hotel Investors Inc.	United States	51,305	728,018
			6,451,626
Hotels, Resorts & Cruise Lines 0.7%
Melia Hotels International SA	Spain	33,868	392,815
[b]NH Hotel Group SA	Spain	46,860	253,344
Starwood Hotels & Resorts Worldwide Inc.	United States	6,755	519,054
			1,165,213

18 | Annual Report

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrial REITs 5.9%
Ascendas REIT	Singapore	320,803	$599,175
[a]Ascendas REIT, 144A	Singapore	60,000	112,064
First Industrial Realty Trust Inc.	United States	25,300	456,665
Goodman Group	Australia	424,910	2,104,878
Mapletree Logistics Trust	Singapore	698,737	658,129
Nippon Prologis REIT Inc.	Japan	317	740,499
[a]Nippon Prologis REIT Inc., 144A	Japan	235	548,950
Prologis Inc.	United States	85,120	3,473,747
STAG Industrial Inc.	United States	42,233	964,602
			9,658,709
Office REITs 11.0%
Alexandria Real Estate Equities Inc.	United States	21,084	1,657,202
Boston Properties Inc.	United States	24,732	2,954,237
Brandywine Realty Trust	United States	78,497	1,220,628
Coresite Realty Corp.	United States	8,031	262,293
Derwent London PLC	United Kingdom	36,068	1,624,181
Digital Realty Trust Inc.	United States	20,927	1,347,490
Douglas Emmett Inc.	United States	35,440	1,009,686
Great Portland Estates PLC	United Kingdom	148,973	1,601,578
Highwoods Properties Inc.	United States	27,066	1,138,667
Japan Real Estate Investment Corp.	Japan	229	1,295,596
Kilroy Realty Corp.	United States	27,530	1,702,455
SL Green Realty Corp.	United States	20,959	2,259,380
			18,073,393
Real Estate Development 2.3%
China Overseas Land & Investment Ltd.	China	126,158	388,233
[b]Howard Hughes Corp.	United States	5,128	745,714
Keppel Land Ltd.	Singapore	359,646	1,049,388
KWG Property Holdings Ltd.	China	744,000	549,109
Sino Land Co. Ltd.	Hong Kong	644,645	1,112,927
			3,845,371
Real Estate Operating Companies 7.0%
Castellum AB	Sweden	45,440	764,096
Deutsche Euroshop AG	Germany	17,327	819,393
[a]Deutsche Euroshop AG, 144A	Germany	2,990	141,397
[b]Gagfah SA	Germany	40,780	716,356
[a,b]Gagfah SA, 144A	Germany	8,400	147,558
Global Logistic Properties Ltd.	Singapore	669,310	1,496,894
[b]Hemfosa Fastigheter AB	Sweden	12,610	201,533
[a,b]Hemfosa Fastigheter AB, 144A	Sweden	18,225	291,271
[a,b]Hispania Activos Inmobiliarios SAU, 144A	Spain	16,355	220,209
Hong Kong Land Holdings Ltd.	Hong Kong	376,459	2,578,744
Hufvudstaden AB, A	Sweden	76,896	1,056,172
Hysan Development Co. Ltd.	Hong Kong	241,624	1,169,126
LEG Immobilien AG	Germany	3,080	216,005
[a]LEG Immobilien AG, 144A	Germany	15,864	1,112,567
Unite Group PLC	United Kingdom	81,083	554,881
[a]Unite Group PLC, 144A	United Kingdom	4,473	30,610
			11,516,812

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Residential REITs 8.7%
Apartment Investment & Management Co., A	United States	38,997	$1,332,917
AvalonBay Communities Inc.	United States	14,048	2,080,228
Boardwalk REIT	Canada	11,709	697,073
Camden Property Trust	United States	7,936	574,249
Education Realty Trust Inc.	United States	31,900	336,864
Equity Lifestyle Properties Inc.	United States	27,102	1,200,348
Equity Residential	United States	49,423	3,195,197
Essex Property Trust Inc.	United States	12,300	2,331,711
Invincible Investment Corp.	Japan	997	253,829
Post Properties Inc.	United States	12,096	655,603
UDR Inc.	United States	55,197	1,605,129
			14,263,148
Retail REITs 23.2%
CapitaMall Trust	Singapore	23,894	37,732
[a]CapitaMall Trust, 144A	Singapore	140,900	222,503
CBL & Associates Properties Inc.	United States	19,653	367,511
DDR Corp.	United States	50,890	892,611
Eurocommercial Properties NV, IDR	Netherlands	17,004	849,467
Federal Realty Investment Trust	United States	11,940	1,457,874
Federation Centres	Australia	361,697	867,296
General Growth Properties Inc.	United States	110,016	2,571,074
Hammerson PLC	United Kingdom	199,143	2,013,597
Kimco Realty Corp.	United States	73,851	1,652,785
Klepierre	France	40,618	1,922,727
The Link REIT	Hong Kong	420,966	2,389,954
The Macerich Co.	United States	15,093	981,196
Ramco-Gershenson Properties Trust	United States	29,181	484,405
Realty Income Corp.	United States	17,224	741,493
Regency Centers Corp.	United States	18,381	999,191
RioCan REIT	Canada	44,733	1,111,195
[b]Scentre Group	Australia	630,152	1,991,255
Simon Property Group Inc.	United States	50,910	8,562,553
Taubman Centers Inc.	United States	7,071	520,143
Unibail-Rodamco SE	France	19,716	5,296,709
Weingarten Realty Investors	United States	25,760	847,762
Westfield Corp.	Australia	217,434	1,511,582
			38,292,615
Specialized REITs 3.1%
CubeSmart	United States	42,247	769,318
Extra Space Storage Inc.	United States	30,271	1,565,919
Public Storage	United States	16,488	2,829,505
			5,164,742
Total Common Stocks and Other Equity Interests
(Cost $118,000,665)			161,514,353

20 | Annual Report

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FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS

Franklin Global Real Estate Fund (continued)		Principal
	Country	Amount*	Value
Short Term Investments (Cost $2,000,000) 1.3%
Time Deposits 1.3%
Royal Bank of Canada, 0.06%, 8/01/14	Canada	2,000,000	$2,000,000
Total Investments (Cost $120,000,665) 99.3%			163,514,353
Other Assets, less Liabilities 0.7%			1,225,232
Net Assets 100.0%			$164,739,585

See Abbreviations on page 33.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At July 31, 2014, the aggregate value of these securities was $5,002,080, representing 3.04% of net assets.
bNon-income producing.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 21

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2014

Franklin Global Real Estate Fund

Assets:
Investments in securities:
Cost	$120,000,665
Value	$163,514,353
Cash	294,620
Receivables:
Investment securities sold	569,172
Capital shares sold	478,587
Dividends	418,382
Other assets	60
Total assets	165,275,174
Liabilities:
Payables:
Investment securities purchased	163,579
Capital shares redeemed	153,804
Management fees	131,472
Distribution fees	40,793
Transfer agent fees	23,670
Accrued expenses and other liabilities	22,271
Total liabilities	535,589
Net assets, at value	$164,739,585
Net assets consist of:
Paid-in capital	$189,438,141
Distributions in excess of net investment income	(1,278,079)
Net unrealized appreciation (depreciation)	43,511,485
Accumulated net realized gain (loss)	(66,931,962)
Net assets, at value	$164,739,585

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2014

Franklin Global Real Estate Fund

Class A:
Net assets, at value	$90,652,948
Shares outstanding	10,436,119
Net asset value per share[a]	$8.69
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.22
Class C:
Net assets, at value	$20,895,828
Shares outstanding	2,435,108
Net asset value and maximum offering price per share[a]	$8.58
Class R6:
Net assets, at value	$767,918
Shares outstanding	87,900
Net asset value and maximum offering price per share	$8.74
Advisor Class:
Net assets, at value	$52,422,891
Shares outstanding	6,005,017
Net asset value and maximum offering price per share	$8.73

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	23

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2014

Franklin Global Real Estate Fund

Investment income:
Dividends (net of foreign taxes of $216,751)	$4,295,198
Interest	748
Total investment income	4,295,946
Expenses:
Management fees (Note 3a)	1,554,708
Distribution fees: (Note 3c)
Class A	256,689
Class C	201,541
Transfer agent fees: (Note 3e)
Class A	151,984
Class C	35,810
Class R6	117
Advisor Class	87,355
Custodian fees (Note 4)	14,333
Reports to shareholders	42,030
Registration and filing fees	72,760
Professional fees	49,043
Trustees’ fees and expenses	6,331
Other	17,702
Total expenses	2,490,403
Expense reductions (Note 4)	(240)
Expenses waived/paid by affiliates (Note 3f)	(245,360)
Net expenses	2,244,803
Net investment income	2,051,143
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,277,205
Realized gain distributions from REITs	462,290
Foreign currency transactions	(36,071)
Net realized gain (loss)	1,703,424
Net change in unrealized appreciation (depreciation) on:
Investments	13,825,905
Translation of other assets and liabilities denominated in foreign currencies	(348)
Change in deferred taxes on unrealized appreciation	16,890
Net change in unrealized appreciation (depreciation)	13,842,447
Net realized and unrealized gain (loss)	15,545,871
Net increase (decrease) in net assets resulting from operations	$17,597,014

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN GLOBAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Real Estate Fund

	Year Ended July 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$2,051,143	$1,832,536
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency
transactions	1,703,424	1,271,539
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	13,842,447	6,461,449
Net increase (decrease) in net assets resulting from operations	17,597,014	9,565,524
Distributions to shareholders from:
Net investment income:
Class A	(1,261,562)	(1,906,524)
Class C	(198,655)	(316,703)
Class R6	(7,455)	—
Advisor Class	(852,479)	(1,484,283)
Total distributions to shareholders	(2,320,151)	(3,707,510)
Capital share transactions: (Note 2)
Class A	(4,302,184)	29,906,474
Class C	(2,351,203)	8,788,846
Class R6	326,013	417,332
Advisor Class	(631,433)	6,425,670
Total capital share transactions	(6,958,807)	45,538,322
Net increase (decrease) in net assets	8,318,056	51,396,336
Net assets:
Beginning of year	156,421,529	105,025,193
End of year	$164,739,585	$156,421,529
Distributions in excess of net investment income, end of year	$(1,278,079)	$(2,433,338)

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Real Estate Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy

26 | Annual Report

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At July 31, 2014, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,340,901	$18,868,053	5,833,201	$46,315,361
Shares issued in reinvestment of distributions	157,274	1,195,925	237,167	1,800,409
Shares redeemed	(3,054,880)	(24,366,162)	(2,316,138)	(18,209,296)
Net increase (decrease)	(556,705)	$(4,302,184)	3,754,230	$29,906,474
Class C Shares:
Shares sold	481,358	$3,871,682	1,722,052	$13,685,771
Shares issued in reinvestment of distributions	22,960	172,429	35,071	264,420
Shares redeemed	(808,171)	(6,395,314)	(659,065)	(5,161,345)
Net increase (decrease)	(303,853)	$(2,351,203)	1,098,058	$8,788,846

28 | Annual Report

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				FRANKLIN GLOBAL TRUST
			NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

			Year Ended July 31,
		2014			2013	[a]
	Shares		Amount	Shares			Amount
Class R6 Shares:
Shares sold	39,593		$322,970	47,908			$417,332
Shares issued in reinvestment of distributions	974		7,455	—			—
Shares redeemed	(575)		(4,412)	—			—
Net increase (decrease)	39,992		$326,013	47,908			$417,332
Advisor Class Shares:
Shares sold	408,271		$3,311,576	1,269,350	$10,009,411
Shares issued in reinvestment of distributions	45,010		344,457	70,614			537,700
Shares redeemed	(528,657)		(4,287,466)	(521,229)			(4,121,441)
Net increase (decrease)	(75,376)		$(631,433)	818,735			$6,425,670
[a]For the period May 1, 2013 (effective date) to July 31, 2013 for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized
Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$43,018
CDSC retained	$12,178

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2014, the Fund paid transfer agent fees of $275,266, of which $130,853 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 0.99% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

30 | Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At July 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$2,797,386
2017	22,811,914
2018	35,647,494
2019	557,818
Capital loss carryforwards not subject to expiration:
Short term	817,384
Total capital loss carryforwards	$62,631,996

During the year ended July 31, 2014, the Fund utilized $7,897 of capital loss carryforwards.

The tax character of distributions paid during the years ended July 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$2,320,151	$3,707,510

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$127,361,234

Unrealized appreciation	$37,064,368
Unrealized depreciation	(911,249)
Net unrealized appreciation (depreciation)	$36,153,119
Distributable earnings - undistributed ordinary income	$1,782,519

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2014, aggregated $34,262,304 and $42,161,409, respectively.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended July 31, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at July 31, 2014, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $12,794,090 from Level 1 to Level 2 within the fair value hierarchy.

32 | Annual Report

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Real Estate Fund (continued)

A summary of inputs used as of July 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Diversified REITs	$16,409,661	$5,253,408	$—	$21,663,069
Hotels, Resorts & Cruise Lines	519,054	646,159	—	1,165,213
Office REITs	14,847,634	3,225,759	—	18,073,393
Real Estate Operating Companies.	10,711,112	805,700	—	11,516,812
Retail REITs	35,429,551	2,863,064	—	38,292,615
All Other Equity Investments[b]	70,803,251	—	—	70,803,251
Short Term Investments	—	2,000,000	—	2,000,000
Total Investments in Securities	$148,720,263	$14,794,090	$—	$163,514,353
[a]Includes common stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
IDR	International Depositary Receipt
REIT	Real Estate Investment Trust

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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FRANKLIN GLOBAL TRUST

Tax Information (unaudited)

Franklin Global Real Estate Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 2.72% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,005,213 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on September 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0091	$0.0658	$0.0197
Class C	$0.0091	$0.0000	$0.0000
Class R6	$0.0091	$0.0830	$0.0248
Advisor Class	$0.0091	$0.0761	$0.0229

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2000	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN GLOBAL TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL REAL ESTATE FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust, including Franklin Global Real Estate Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent

Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided

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FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL REAL ESTATE FUND

SHAREHOLDER INFORMATION

Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of the largest share class of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date depending on when the Fund commenced operations. The performance universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Class A shares to be in the second-lowest performing quintile of such performance universe in 2013, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period and the lowest performing quin-tile of such performance universe for the previous five-year period. The Board was not satisfied with such performance and discussed with management both the reasons for the Fund’s underperformance and steps taken to improve the Fund’s investment performance, which included the appointment in 2010 of an additional portfolio manager and the addition during 2012 of a senior research analyst. While intending to monitor future performance, the Board believed appropriate efforts to improve performance were being undertaken and did not believe any immediate change in portfolio management was currently warranted.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the dominant share class of the Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the fund as being part of the management fee.

The contractual investment management fee rate for the Fund was within eight basis points above the median of its Lipper expense group, and the Fund’s actual total expense ratio was within five basis points of the median. The Board found the expenses of the Fund to be acceptable, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public

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FRANKLIN GLOBAL REAL ESTATE FUND

SHAREHOLDER INFORMATION

accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of the Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for the Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of the Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Real Estate Fund

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	495 A 09/14

Annual Report and Shareholder Letter

July 31, 2014

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Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin International Growth Fund	4
Franklin International Small Cap
Growth Fund	14
Financial Highlights and
Statements of Investments	24
Financial Statements	39
Notes to Financial Statements	43
Report of Independent Registered
Public Accounting Firm	54
Tax Information	55
Board Members and Officers	57
Shareholder Information	62

Annual Report

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the 12 months under review, despite a contraction in gross domestic product in the first quarter of 2014. Manufacturing activity expanded, and the unemployment rate declined to 6.2% in July 2014 from 7.3% in July 2013.1 However, retail sales growth remained subdued and generally missed expectations. In the housing market, home sales experienced some weather-related weakness early in 2014 but picked up in the spring, and home prices remained higher than a year earlier.

In January 2014, the Federal Reserve Board (Fed) began reducing its monthly bond purchases by $10 billion, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered its projections for near- and long-term economic growth, even as it maintained the pace of tapering.

The global economy grew moderately during the period as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. The Japanese economy grew strongly during the first quarter of 2014, compared with tepid growth in the fourth quarter of 2013, as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter of 2014.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. However, rising geopolitical tensions and concerns about a major Portuguese bank’s financial health heightened market risks toward period-end. Oil and gold prices were volatile and ended lower for the 12-month period.

The foregoing information reflects our analysis and opinions as of July 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin International Growth Fund

This annual report for Franklin International Growth Fund covers the fiscal year ended July 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside of the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Performance Overview

For the 12 months ended July 31, 2014, Franklin International Growth Fund – Class A delivered a +9.56% cumulative total return. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global developed stock market performance excluding the U.S. and Canada, posted a +15.55% total return.1, 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth potential, quality and valuation.

Manager’s Discussion

The Fund’s stock selection in the consumer discretionary sector helped performance relative to the MSCI EAFE Index.3 Positions in U.K.-based hotel and restaurant operator Whit-bread, Chinese online discount retailer Vipshop Holdings,4, 5 U.K.-based media company ITV and Japanese online retail management and consulting firm Start Today Company4 boosted results. Whitbread experienced strong growth helped by positive performances from its coffee shop and hotel chain businesses. ITV reported strong second-quarter revenues in each of its business units, and Liberty Media acquired a minority interest in the company. Our stock selection and underweighted allocations in the consumer staples and financials sectors also aided performance.6 In consumer staples, U.K. consumer goods company Reckitt Benckiser Group aided relative results. Within financials, a pair of asset management

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.
3. The consumer discretionary sector comprises hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and textiles, apparel and luxury goods in the SOI.
4. Not part of the index.
5. Sold by period-end.
6. The consumer staples sector comprises household products in the SOI. The financials sector comprises banks, capital markets and diversified financial services in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 29.

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FRANKLIN INTERNATIONAL GROWTH FUND

companies, Italy-based Azimut Holding4 and U.K.-headquartered Aberdeen Asset Management, boosted Fund performance.

Other notable individual contributors included positions in Hong Kong-based supply chain conglomerate Noble Group and U.K. engineering firm Weir Group in the industrials sector.7 A position in Swiss chemicals manufacturer Sika also helped relative results.

In contrast, key detractors from relative performance included stock selection in the health care, energy and information technology (IT) sectors.8 Within health care, Swedish radiosurgery equipment maker Elekta and France-based lens and optical instruments manufacturer Essilor International5 declined in value. Shares of Elekta suffered as currency fluctuations caused some customers to delay orders or delivery of equipment. Australian biotechnology company CSL underperformed the index. In the energy sector, positions in energy equipment and services companies WorleyParsons (Australia) and Fugro (Netherlands) hindered relative results as both lost value. WorleyParsons announced a corporate restructuring, experienced a decline in contribution from its Australian unit, and had poor performance in its Canadian construction and fabrication operation. Fugro pre-announced weaker-than-expected first-half results. In the IT sector, an investment in Argentina-based e-commerce website MercadoLibre,4 which declined in value, and a position in the underperforming French software firm, Dassault Systemes, dampened relative performance.

Top 10 Sectors/Industries
7/31/14
% of Total
Net Assets
Chemicals	10.4%
Software	8.2%
Health Care Equipment & Supplies	7.9%
Professional Services	6.0%
Capital Markets	5.7%
Semiconductors & Semiconductor Equipment	5.2%
Biotechnology	5.0%
Banks	4.7%
Energy Equipment & Services	4.6%
Textiles, Apparel & Luxury Goods	4.6%

In other sectors, major detractors included Swiss chemicals manufacturers Syngenta, U.K.-based information services company Experian and German engine manufacturer MTU Aero Engines.4

Top 10 Countries
7/31/14
% of Total
Net Assets
U.K.	24.1%
Switzerland	10.9%
Germany	8.7%
Australia	8.0%
Italy	5.3%
Denmark	5.1%
Canada	5.1%
Japan	4.4%
Netherlands	4.1%
Belgium	3.2%

Top 10 Equity Holdings
7/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Umicore SA	3.2%
Chemicals, Belgium
Syngenta AG	3.1%
Chemicals, Switzerland
Azimut Holding SpA	3.1%
Capital Markets, Italy
Elekta AB, B	3.1%
Health Care Equipment & Supplies, Sweden
Experian PLC	3.0%
Professional Services, U.K.
Noble Group Ltd.	3.0%
Trading Companies & Distributors, Hong Kong
SGS SA	2.9%
Professional Services, Switzerland
The Sage Group PLC	2.9%
Software, U.K.
ARM Holdings PLC	2.9%
Semiconductors & Semiconductor Equipment, U.K.
Dollarama Inc.	2.8%
Multiline Retail, Canada

7. The industrials sector comprises aerospace and defense, machinery, professional services, road and rail, and trading companies and distributors in the SOI.
8. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The energy sector comprises energy equipment and services in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; and software in the SOI.

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FRANKLIN INTERNATIONAL GROWTH FUND

Regionally, an underweighting in Asia, notably in Japan, helped relative performance. Europe was a major detractor during the period, in part due to our lack of holdings of European commercial banks.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2014, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Donald G. Huber assumed lead portfolio manager respon-
sibilities for the Fund in April 2014. He is a vice president and portfolio manager responsible for managing institu-
tional and retail global large cap equity portfolios. Prior to joining the firm, Mr. Huber was with JPMorgan Chase &
Co. and predecessor organizations for 20 years, where he
focused on portfolio management, strategic planning and
relationship management in the private bank and corporate
banking industry. He is a member of the New York Society
of Security Analysts and a Chartered Financial Analyst
(CFA) Charterholder.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INTERNATIONAL GROWTH FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/14	7/31/13		Change
A (FNGAX)	$11.40	$10.45	+$	0.95
C (n/a)	$11.22	$10.31	+$	0.91
R (n/a)	$11.38	$10.41	+$	0.97
R6 (FILRX)	$11.48	$10.48	+$	1.00
Advisor (FNGZX)	$11.47	$10.48	+$	0.99

Distributions (8/1/13–7/31/14)
Dividend
Share Class	Income
A	$0.0457
R	$0.0115
R6	$0.0502
Advisor	$0.0451

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FRANKLIN INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 7/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual Operating Expenses[6]
		Cumulative		Average Annual	$10,000		Total Return
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5]	(with waiver)	(without waiver)
A								1.50%	1.54%
1-Year	+	9.56%	+	3.23%	$10,323	+	10.98%
5-Year	+	59.38%	+	8.46%	$15,012	+	10.83%
Since Inception (6/3/08)	+	19.39%	+	1.94%	$11,253	+	2.36%
C								2.20%	2.24%
1-Year	+	8.83%	+	7.83%	$10,783	+	16.11%
5-Year	+	53.48%	+	8.95%	$15,348	+	11.35%
Since Inception (6/3/08)	+	14.18%	+	2.18%	$11,418	+	2.62%
R								1.70%	1.74%
1-Year	+	9.44%	+	9.44%	$10,944	+	17.57%
5-Year	+	57.32%	+	9.49%	$15,732	+	11.89%
Since Inception (6/3/08)	+	17.66%	+	2.68%	$11,766	+	3.11%
R6								1.11%	1.15%
1-Year	+	10.05%	+	10.05%	$11,005	+	18.40%
Since Inception (5/1/13)	+	9.22%	+	7.31%	$10,922	+	10.04%
Advisor								1.20%	1.24%
1-Year	+	9.91%	+	9.91%	$10,991	+	18.35%
5-Year	+	61.40%	+	10.05%	$16,140	+	12.48%
Since Inception (6/3/08)	+	21.49%	+	3.21%	$12,149	+	3.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

10 | Annual Report franklintempleton.com

FRANKLIN INTERNATIONAL GROWTH FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
8. Source: MSCI.

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FRANKLIN INTERNATIONAL GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
A
Actual	$1,000	$1,070.40	$7.65
Hypothetical (5% return before expenses)	$1,000	$1,017.41	$7.45
C
Actual	$1,000	$1,066.50	$11.22
Hypothetical (5% return before expenses)	$1,000	$1,013.93	$10.94
R
Actual	$1,000	$1,069.50	$8.67
Hypothetical (5% return before expenses)	$1,000	$1,016.41	$8.45
R6
Actual	$1,000	$1,072.90	$5.19
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06
Advisor
Actual	$1,000	$1,072.00	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.49%;
C: 2.19%; R: 1.69%; R6: 1.01%; and Advisor: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin International Small Cap Growth Fund

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase.1 The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

Geographic Breakdown

Based on Total Net Assets as of 7/31/14

Performance Overview

For the 12 months ended July 31, 2014, Franklin International Small Cap Growth Fund – Class A delivered a +14.48% cumulative total return. In comparison, the Fund’s benchmark, the MSCI EAFE Small Cap Index, which tracks small cap equity performance in global developed markets excluding the U.S. and Canada, posted a +19.20% total return.1, 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

In choosing individual equity investments, we use a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer term competitive advantage, and they tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct a thorough analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.

Although we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

Manager’s Discussion

During the Fund’s fiscal year, stock selection in the information technology (IT) and consumer discretionary sectors was a leading contributor to the Fund’s performance relative to the MSCI EAFE Small Cap Index.3 A position in Optimal Payments aided IT sector performance. The share price of the U.K.-based online payments solutions provider spiked after it announced the acquisition of two online payments companies. In the consumer discretionary sector, key contributors included positions

1. Source: MSCI.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. The IT sector comprises IT services in the SOI. The consumer discretionary sector comprises distributors; diversified consumer services; hotels, restaurants and leisure;
leisure products; media and specialty retail in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 36.

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Top 10 Countries
7/31/14
% of Total
Net Assets
U.K.	34.0%
Ireland	16.4%
Netherlands	7.7%
U.S.	7.2%
Japan	6.6%
France	5.4%
Finland	4.9%
Canada	4.1%
Italy	3.5%
Spain	2.9%

in Greek toy store chain operator JUMBO and French sail and motor boat manufacturer Beneteau. A lack of exposure to the energy sector, which declined for the period, also helped relative results. A position in U.K.-based Direct Line Insurance Group4 was a leading individual contributor. Although the Fund’s overall industrials holdings detracted from relative results, some of the Fund’s positions outperformed the sector and benefited relative returns.5 These included positions in Austrian airport operator Flughafen Wien, Irish building materials distributor and trading company Grafton Group, U.K. materials technology products maker Vesuvius and U.K.-based construction firm Morgan Sindall.

In contrast, stock selection in the industrials, financials and consumer staples sectors detracted from the Fund’s relative performance.6 Within industrials, a position in Finland-based plumbing and indoor climate systems provider Uponor, along with investments in U.K. information services company Experian4, 7 and Netherlands-based courier services company TNT Express4 hurt relative returns. Within financials, an investment in U.S. insurance provider Arch Capital Group,4 as well as a position in Singapore-based real estate fund management company ARAAsset Management,4 declined in value. In the consumer staples sector, a key detractor was a position in Aderans Company, a hair-related products and restoration services provider in Japan and internationally. Although

Ireland-based alcoholic beverages manufacturer C&C Group rose in value and contributed to absolute returns, its under-performance of the index led our investment to hurt relative returns. In other sectors, key detractors included investments that lost value, such as Carpetright,4 one of the U.K.’s major carpet and floor-coverings retailers, and Sankyo Company,4 a Japanese manufacturer of soft and hard capsule production machines for the pharmaceutical industry.

From a regional perspective, lack of exposure to Australia and the Middle East and Africa region, which underperformed the index, helped relative performance. Although overweightings in Greece and Austria were beneficial, Europe was a major detractor during the period, largely because of the Fund’s overweighted allocations in the Netherlands and Ireland, as well as no exposure to Denmark, which outperformed the index.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31,

Top 10 Sectors/Industries
7/31/14
% of Total
Net Assets
Insurance	18.6%
Machinery	8.3%
Real Estate Investment Trusts	6.7%
Professional Services	5.2%
Diversified Financial Services	4.8%
IT Services	4.5%
Trading Companies & Distributors	4.4%
Air Freight & Logistics	4.4%
Food & Staples Retailing	3.7%
Leisure Products	3.6%

4. Not part of the index.
5. The industrials sector comprises air freight and logistics, building products, construction and engineering, electrical equipment, machinery, marine, professional services, trading companies and distributors, and transportation infrastructure in the SOI.
6. The financials sector comprises capital markets, diversified financial services, insurance, real estate investment trusts, and real estate management and development in the SOI. The consumer staples sector comprises beverages, food and staples retailing, household products and personal products in the SOI.
7. Sold by period-end.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Top 10 Equity Holdings
7/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Kennedy Wilson Europe Real Estate PLC	4.8%
Diversified Financial Services, U.K.
Optimal Payments PLC	4.5%
IT Services, U.K.
Grafton Group PLC	4.4%
Trading Companies & Distributors, Ireland
Renaissancere Holdings Ltd.	4.2%
Insurance, U.S.
Fairfax Financial Holdings Ltd.	4.1%
Insurance, Canada
Direct Line Insurance Group PLC	4.1%
Insurance, U.K.
TNT Express NV	4.0%
Air Freight & Logistics, Netherlands
Michael Page International PLC	4.0%
Professional Services, U.K.
Vesuvius PLC	3.8%
Machinery, U.K.
Green REIT PLC	3.8%
Real Estate Investment Trusts, Ireland

2014, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/14	7/31/13		Change
A (FINAX)	$22.23	$19.70	+$	2.53
C (FCSMX)	$21.94	$19.51	+$	2.43
R (FISDX)	$22.19	$19.65	+$	2.54
R6 (FCAPX)	$22.32	$19.78	+$	2.54
Advisor (FKSCX)	$22.30	$19.77	+$	2.53

Distributions (8/1/13–7/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1138	$0.1222		$0.0796	$0.3156
C	$0.0170	$0.1222		$0.0796	$0.2188
R	$0.0373	$0.1222		$0.0796	$0.2391
R6	$0.1941	$0.1222		$0.0796	$0.3959
Advisor	$0.1748	$0.1222		$0.0796	$0.3766

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Performance as of 7/31/14

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(6/30/14)[4]	Operating Expenses[5]
A								1.44%
1-Year	+	14.48%	+	7.89%	$10,789	+	22.14%
5-Year	+	105.42%	+	14.13%	$19,361	+	16.49%
Since Inception (5/15/08)	+	72.96%	+	8.19%	$16,301	+	9.07%
C								2.14%
1-Year	+	13.59%	+	12.59%	$11,259	+	27.62%
5-Year	+	98.28%	+	14.67%	$19,828	+	17.04%
Since Inception (5/15/08)	+	65.90%	+	8.49%	$16,590	+	9.39%
R								1.64%
1-Year	+	14.17%	+	14.17%	$11,417	+	29.27%
5-Year	+	103.24%	+	15.24%	$20,324	+	17.61%
Since Inception (5/15/08)	+	70.46%	+	8.97%	$17,046	+	9.87%
R6								1.02%
1-Year	+	14.89%	+	14.89%	$11,489	+	30.07%
Since Inception (5/1/13)	+	22.90%	+	17.95%	$12,290	+	23.82%
Advisor								1.14%
1-Year	+	14.74%	+	14.74%	$11,474	+	29.91%
5-Year	+	108.34%	+	15.81%	$20,834	+	18.21%
10-Year	+	307.00%	+	15.07%	$40,700	+	14.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 19

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

20 | Annual Report franklintempleton.com

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund is intended for long-term investors who are comfortable with fluctuation in the value of their investment, especially over the short term. Smaller, relatively new and/or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks such as currency and market volatility, as well as political and social instability. Investing in emerging markets involves heightened risks relating to the same fac-
tors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed markets excluding the U.S. and Canada.
7. Source. MSCI.

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

22 | Annual Report

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FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
A
Actual	$1,000	$1,028.20	$6.84
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.80
C
Actual	$1,000	$1,024.30	$10.59
Hypothetical (5% return before expenses)	$1,000	$1,014.33	$10.54
R
Actual	$1,000	$1,026.80	$8.14
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10
R6
Actual	$1,000	$1,030.00	$5.08
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06
Advisor
Actual	$1,000	$1,029.10	$5.63
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.36%; C: 2.11%; R: 1.62%; R6: 1.01%; and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Growth Fund
				Year Ended July 31,
	2014		2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45		$9.11	$9.86	$8.47	$7.47
Income from investment operations[a]:
Net investment income[b]	0.05		0.10	0.12	0.11	0.11
Net realized and unrealized gains (losses)	0.95		1.33	(0.77)	1.36	0.97
Total from investment operations	1.00		1.43	(0.65)	1.47	1.08
Less distributions from net investment income	(0.05)		(0.09)	(0.10)	(0.08)	(0.08)
Net asset value, end of year	$11.40		$10.45	$9.11	$9.86	$8.47

Total return[c]	9.56%		15.69%	(6.46)%	17.34%	14.56%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.70%		1.52%	1.69%	1.64%	1.96%
Expenses net of waiver and payments by affiliates	1.49	%d	1.49%	1.52%	1.37%	1.32%
Net investment income	0.48%		1.07%	1.46%	1.15%	1.40%

Supplemental data
Net assets, end of year (000’s)	$179,862		$34,466	$17,966	$13,640	$8,920
Portfolio turnover rate	29.63%		26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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				FRANKLIN GLOBAL TRUST
				FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
				Year Ended July 31,
	2014		2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.31		$9.00	$9.73	$8.38	$7.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)		0.02	0.05	0.04	0.04
Net realized and unrealized gains (losses)	0.93		1.32	(0.74)	1.34	0.96
Total from investment operations	0.91		1.34	(0.69)	1.38	1.00
Less distributions from net investment income	—		(0.03)	(0.04)	(0.03)	(0.04)
Net asset value, end of year	$11.22		$10.31	$9.00	$9.73	$8.38

Total return[c]	8.83%		14.88%	(7.08)%	16.43%	13.47%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.40%		2.22%	2.35%	2.42%	2.79%
Expenses net of waiver and payments by affiliates	2.19	%d	2.19%	2.18%	2.15%	2.15%
Net investment income (loss)	(0.22)%		0.37%	0.80%	0.37%	0.57%

Supplemental data
Net assets, end of year (000’s)	$5,977		$4,032	$2,545	$2,946	$1,126
Portfolio turnover rate	29.63%		26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
				Year Ended July 31,
	2014		2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.41		$9.08	$9.83	$8.45	$7.46
Income from investment operations[a]:
Net investment income[b]	0.03		0.07	0.14	0.08	0.08
Net realized and unrealized gains (losses)	0.95		1.33	(0.81)	1.35	0.97
Total from investment operations	0.98		1.40	(0.67)	1.43	1.05
Less distributions from net investment income	(0.01)		(0.07)	(0.08)	(0.05)	(0.06)
Net asset value, end of year	$11.38		$10.41	$9.08	$9.83	$8.45

Total return	9.44%		15.47%	(6.79)%	17.10%	14.05%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%		1.72%	1.85%	1.92%	2.29%
Expenses net of waiver and payments by affiliates	1.69	%c	1.69%	1.68%	1.65%	1.65%
Net investment income	0.28%		0.87%	1.30%	0.87%	1.07%

Supplemental data
Net assets, end of year (000’s)	$222		$274	$150	$47	$41
Portfolio turnover rate	29.63%		26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
	Year Ended
	July 31,
	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.48		$10.56
Income from investment operations[b]:
Net investment income[c]	0.11		0.07
Net realized and unrealized gains (losses)	0.94		(0.15)
Total from investment operations	1.05		(0.08)
Less distributions from net investment income	(0.05)		—
Net asset value, end of year	$11.48		$10.48

Total return[d]	10.05%		(0.76)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.02%		1.13%
Expenses net of waiver and payments by affiliates	1.02	%f	1.10%
Net investment income	0.95%		1.45%

Supplemental data
Net assets, end of year (000’s)	$29,132		$22,296
Portfolio turnover rate	29.63%		26.06%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Growth Fund (continued)
				Year Ended July 31,
	2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.48		$9.13	$9.89	$8.49	$7.48
Income from investment operations[a]:
Net investment income[b]	0.09		0.13	0.17	0.13	0.15
Net realized and unrealized gains (losses)	0.95		1.33	(0.80)	1.36	0.95
Total from investment operations	1.04		1.46	(0.63)	1.49	1.10
Less distributions from net investment income	(0.05)		(0.11)	(0.13)	(0.09)	(0.09)
Net asset value, end of year	$11.47		$10.48	$9.13	$9.89	$8.49

Total return	9.91%		16.04%	(6.19)%	17.65%	14.66%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%		1.22%	1.35%	1.42%	1.79%
Expenses net of waiver and payments by affiliates	1.19	%c	1.19%	1.18%	1.15%	1.15%
Net investment income	0.78%		1.37%	1.80%	1.37%	1.57%

Supplemental data
Net assets, end of year (000’s)	$97,134		$74,240	$48,549	$21,873	$11,512
Portfolio turnover rate	29.63%		26.06%	28.80%	13.21%	17.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2014

Franklin International Growth Fund
	Country	Shares	Value
Common Stocks 97.4%
Aerospace & Defense 2.6%
MTU Aero Engines AG	Germany	95,000	$8,224,461
Banks 4.7%
Bank of Nova Scotia	Canada	103,201	7,006,289
[a,b]Irish Bank Resolution Corp. Ltd.	Ireland	11,500	—
United Overseas Bank Ltd.	Singapore	400,312	7,752,736
			14,759,025
Biotechnology 5.0%
[a]Alkermes PLC	United States	170,000	7,269,200
CSL Ltd.	Australia	135,000	8,506,798
			15,775,998
Capital Markets 5.7%
Aberdeen Asset Management PLC	United Kingdom	1,150,000	7,983,298
Azimut Holding SpA	Italy	375,000	9,700,330
			17,683,628
Chemicals 10.4%
Sika AG	Switzerland	1,790	6,971,724
Symrise AG	Germany	114,000	5,984,802
Syngenta AG	Switzerland	27,435	9,797,999
Umicore SA	Belgium	205,000	9,908,529
			32,663,054
Diversified Financial Services 2.2%
Deutsche Boerse AG	Germany	93,000	6,753,840
Electronic Equipment, Instruments & Components 2.3%
YASKAWA Electric Corp.	Japan	540,000	7,107,611
Energy Equipment & Services 4.6%
Fugro NV, IDR	Netherlands	145,000	5,582,785
WorleyParsons Ltd.	Australia	530,000	8,866,476
			14,449,261
Health Care Equipment & Supplies 7.9%
Cochlear Ltd.	Australia	127,353	7,533,734
Elekta AB, B	Sweden	780,520	9,577,731
GN Store Nord AS	Denmark	300,000	7,670,898
			24,782,363
Hotels, Restaurants & Leisure 2.4%
Whitbread PLC	United Kingdom	104,000	7,530,752
Household Products 2.5%
Reckitt Benckiser Group PLC	United Kingdom	88,650	7,825,332
Internet & Catalog Retail 2.1%
Start Today Co. Ltd.	Japan	250,000	6,719,646
Internet Software & Services 2.5%
MercadoLibre Inc.	Argentina	83,000	7,677,500

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Machinery 4.6%
GEA Group AG	Germany	135,000	$6,081,384
Weir Group PLC	United Kingdom	190,000	8,200,057
			14,281,441
Media 2.8%
ITV PLC	United Kingdom	2,500,000	8,774,906
Multiline Retail 2.8%
Dollarama Inc.	Canada	108,000	8,891,437
Pharmaceuticals 2.6%
Roche Holding AG	Switzerland	27,700	8,067,103
Professional Services 6.0%
Experian PLC	United Kingdom	555,904	9,511,356
SGS SA	Switzerland	4,200	9,181,868
			18,693,224
Road & Rail 2.7%
DSV AS, B	Denmark	265,000	8,374,782
Semiconductors & Semiconductor Equipment 5.2%
ARM Holdings PLC	United Kingdom	635,160	9,041,898
ASML Holding NV	Netherlands	75,000	7,072,473
			16,114,371
Software 8.2%
[a]Check Point Software Technologies Ltd.	Israel	120,000	8,144,400
Dassault Systemes SA	France	124,000	8,324,423
The Sage Group PLC	United Kingdom	1,456,892	9,048,249
			25,517,072
Textiles, Apparel & Luxury Goods 4.6%
Burberry Group PLC	United Kingdom	315,000	7,489,800
Luxottica Group SpA	Italy	125,000	6,918,765
			14,408,565
Trading Companies & Distributors 3.0%
Noble Group Ltd.	Hong Kong	8,150,318	9,277,316
Total Common Stocks (Cost $276,913,502)			304,352,688
Short Term Investments (Cost $7,563,819) 2.5%
Money Market Funds 2.5%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	7,563,819	7,563,819
Total Investments (Cost $284,477,321) 99.9%			311,916,507
Other Assets, less Liabilities 0.1%			411,316
Net Assets 100.0%			$312,327,823

See Abbreviations on page 53.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

30 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

					FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin International Small Cap Growth Fund
					Year Ended July 31,
	2014		2013		2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.70		$14.38		$16.31	$14.99	$12.33
Income from investment operations[a]:
Net investment income[b]	0.19		0.18		0.25	0.28	0.19
Net realized and unrealized gains (losses)	2.65		5.94		(1.48)	1.29	2.49
Total from investment operations	2.84		6.12		(1.23)	1.57	2.68
Less distributions from:
Net investment income	(0.11)		(0.19)		(0.20)	(0.25)	(0.02)
Net realized gains	(0.20)		(0.61)		(0.50)	—	—
Total distributions	(0.31)		(0.80)		(0.70)	(0.25)	(0.02)
Net asset value, end of year	$22.23		$19.70		$14.38	$16.31	$14.99

Total return[c]	14.48%		43.69%		(7.14)%	10.47%	21.74%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%		1.46%		1.49%	1.47%	1.52%
Expenses net of waiver and payments by affiliates	1.36	%d	1.40	%d	1.24%	1.25%	1.24	%d
Net investment income	0.89%		1.03%		1.72%	1.75%	1.32%

Supplemental data
Net assets, end of year (000’s)	$257,568		$232,712		$166,577	$150,989	$69,739
Portfolio turnover rate	16.08%		22.81%		17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
					Year Ended July 31,
	2014		2013		2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.51		$14.25		$16.13	$14.85	$12.29
Income from investment operations[a]:
Net investment income[b]	0.02		0.05		0.14	0.17	0.09
Net realized and unrealized gains (losses)	2.63		5.90		(1.45)	1.27	2.48
Total from investment operations	2.65		5.95		(1.31)	1.44	2.57
Less distributions from:
Net investment income	(0.02)		(0.08)		(0.07)	(0.16)	(0.01)
Net realized gains	(0.20)		(0.61)		(0.50)	—	—
Total distributions	(0.22)		(0.69)		(0.57)	(0.16)	(0.01)
Net asset value, end of year	$21.94		$19.51		$14.25	$16.13	$14.85

Total return[c]	13.59%		42.74%		(7.81)%	9.69%	20.93%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.11%		2.16%		2.20%	2.17%	2.22%
Expenses net of waiver and payments by affiliates	2.11	%d	2.10	%d	1.95%	1.95%	1.95	%d
Net investment income	0.14%		0.33%		1.01%	1.05%	0.62%

Supplemental data
Net assets, end of year (000’s)	$35,484		$29,786		$14,278	$19,127	$10,378
Portfolio turnover rate	16.08%		22.81%		17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

32 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

					FRANKLIN GLOBAL TRUST
					FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
					Year Ended July 31,
	2014		2013		2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.65		$14.35		$16.29	$14.96	$12.33
Income from investment operations[a]:
Net investment income[b]	0.12		0.13		0.22	0.25	0.17
Net realized and unrealized gains (losses)	2.66		5.94		(1.48)	1.29	2.48
Total from investment operations	2.78		6.07		(1.26)	1.54	2.65
Less distributions from:
Net investment income	(0.04)		(0.16)		(0.18)	(0.21)	(0.02)
Net realized gains	(0.20)		(0.61)		(0.50)	—	—
Total distributions	(0.24)		(0.77)		(0.68)	(0.21)	(0.02)
Net asset value, end of year	$22.19		$19.65		$14.35	$16.29	$14.96

Total return	14.17%		43.40%		(7.37)%	10.30%	21.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.62%		1.66%		1.70%	1.67%	1.72%
Expenses net of waiver and payments by affiliates	1.62	%c	1.60	%c	1.45%	1.45%	1.45	%c
Net investment income	0.63%		0.83%		1.51%	1.55%	1.12%

Supplemental data
Net assets, end of year (000’s)	$9,320		$12,087		$9,755	$7,718	$2,718
Portfolio turnover rate	16.08%		22.81%		17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
	Year Ended
	July 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.78	$18.49
Income from investment operations[b]:
Net investment income[c]	0.28	0.09
Net realized and unrealized gains (losses)	2.65	1.20
Total from investment operations	2.93	1.29
Less distributions from:
Net investment income	(0.19)	—
Net realized gains	(0.20)	—
Total distributions	(0.39)	—
Net asset value, end of year	$22.32	$19.78

Total return[d]	14.89%	6.98%

Ratios to average net assets[e]
Expenses[f]	1.00%	1.01%
Net investment income	1.25%	1.42%

Supplemental data
Net assets, end of year (000’s)	$359,449	$220,507
Portfolio turnover rate	16.08%	22.81%

aFor the period May 1, 2013 (effective date) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

34 | Annual Report | The accompanying notes are an integral part of these financial statements.

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					FRANKLIN GLOBAL TRUST
					FINANCIAL HIGHLIGHTS

Franklin International Small Cap Growth Fund (continued)
					Year Ended July 31,
	2014		2013		2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.77		$14.43		$16.36	$15.02	$12.32
Income from investment operations[a]:
Net investment income[b]	0.25		0.23		0.29	0.34	0.23
Net realized and unrealized gains (losses)	2.65		5.95		(1.48)	1.29	2.49
Total from investment operations	2.90		6.18		(1.19)	1.63	2.72
Less distributions from:
Net investment income	(0.17)		(0.23)		(0.24)	(0.29)	(0.02)
Net realized gains	(0.20)		(0.61)		(0.50)	—	—
Total distributions	(0.37)		(0.84)		(0.74)	(0.29)	(0.02)
Net asset value, end of year	$22.30		$19.77		$14.43	$16.36	$15.02

Total return	14.74%		44.06%		(6.87)%	10.83%	22.11%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.12%		1.16%		1.20%	1.17%	1.22%
Expenses net of waiver and payments by affiliates	1.12	%c	1.10	%c	0.95%	0.95%	0.95	%c
Net investment income	1.13%		1.33%		2.01%	2.05%	1.62%

Supplemental data
Net assets, end of year (000’s)	$1,223,532		$826,218		$376,590	$380,337	$224,101
Portfolio turnover rate	16.08%		22.81%		17.07%	17.52%	30.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 35

FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2014

Franklin International Small Cap Growth Fund
	Country	Shares	Value
Common Stocks 98.6%
Air Freight & Logistics 4.4%
Panalpina Welttransport Holding AG	Switzerland	58,619	$7,997,311
TNT Express NV	Netherlands	4,871,800	39,253,310
[a] TNT Express NV, 144A	Netherlands	4,479,600	36,093,257
			83,343,878
Beverages 3.4%
C&C Group PLC	Ireland	11,386,730	64,611,243
Building Products 2.8%
Uponor OYJ	Finland	3,367,788	52,035,374
Capital Markets 3.1%
ARAAsset Management Ltd.	Singapore	26,802,812	36,954,579
[b] RHJ International	Belgium	4,482,971	21,740,148
			58,694,727
Chemicals 3.6%
Alent PLC	United Kingdom	12,033,500	67,895,964
Construction & Engineering 2.5%
Keller Group PLC	United Kingdom	1,491,463	21,808,261
Morgan Sindall PLC	United Kingdom	1,839,400	24,851,848
			46,660,109
Distributors 1.5%
Headlam Group PLC	United Kingdom	4,082,047	27,716,434
Diversified Consumer Services 0.1%
Dignity PLC	United Kingdom	103,101	2,401,538
Diversified Financial Services 4.8%
Kennedy Wilson Europe Real Estate PLC	United Kingdom	1,593,700	28,592,401
[a] Kennedy Wilson Europe Real Estate PLC, 144A	United Kingdom	3,405,700	61,101,298
			89,693,699
Electrical Equipment 3.5%
Prysmian SpA	Italy	3,053,729	65,091,110
Food & Staples Retailing 3.7%
Sligro Food Group NV	Netherlands	1,750,545	70,018,677
Hotels, Restaurants & Leisure 1.1%
[b] Dalata Hotel Group Ltd.	Ireland	4,872,200	19,961,568
Household Products 0.4%
McBride PLC	United Kingdom	5,068,920	8,161,652
Insurance 18.6%
[b] Arch Capital Group Ltd.	United States	1,073,017	57,352,759
Direct Line Insurance Group PLC	United Kingdom	15,916,400	76,397,274
Euler Hermes Group	France	523,841	61,124,455
Fairfax Financial Holdings Ltd.	Canada	166,000	78,169,151
RenaissanceRe Holdings Ltd.	United States	800,200	78,267,562
			351,311,201

36 | Annual Report

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		FRANKLIN GLOBAL TRUST
	STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
IT Services 4.5%
[b,c] Optimal Payments PLC	United Kingdom	11,168,906	$85,205,710
Leisure Products 3.6%
[b] Beneteau	France	2,281,800	40,235,692
Sankyo Co. Ltd.	Japan	719,900	28,237,547
			68,473,239
Machinery 8.3%
Valmet Corp.	Finland	3,876,871	40,773,281
Vesuvius PLC	United Kingdom	9,209,900	72,087,353
Zardoya Otis SA	Spain	2,866,596	43,840,229
			156,700,863
Marine 1.4%
Irish Continental Group PLC	Ireland	7,655,550	27,162,541
Media 2.0%
ASATSU-DK Inc.	Japan	1,490,700	38,357,956
Personal Products 2.7%
[c] Aderans Co. Ltd.	Japan	3,418,500	50,611,213
Professional Services 5.2%
Michael Page International PLC	United Kingdom	10,416,270	74,848,682
Sthree PLC	United Kingdom	3,681,360	22,237,776
			97,086,458
Real Estate Investment Trusts 6.7%
[b,c] Green REIT PLC	Ireland	42,701,981	72,038,837
[c] Irish Residential Properties REIT PLC	Ireland	11,125,000	15,208,062
[a,c] Irish Residential Properties REIT PLC, 144A	Ireland	20,000,000	27,340,337
Lar Espana Real Estate Socimi SA	Spain	878,741	11,002,452
			125,589,688
Real Estate Management & Development 2.4%
Daibiru Corp.	Japan	720,200	8,058,231
Savills PLC	United Kingdom	3,686,233	36,934,340
			44,992,571
Specialty Retail 2.6%
[b] Carpetright PLC	United Kingdom	3,387,259	29,933,452
[b] JUMBO SA	Greece	1,286,760	19,295,840
			49,229,292
Trading Companies & Distributors 4.4%
Grafton Group PLC	Ireland	8,609,832	83,794,954
Transportation Infrastructure 1.3%
Flughafen Wien AG	Austria	254,890	23,936,833
Total Common Stocks (Cost $1,545,535,288)			1,858,738,492

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Annual Report

| 37

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin International Small Cap Growth Fund (continued)		Principal
	Country	Amount*	Value
Short Term Investments 1.3%
Time Deposits 1.3%
Bank of Montreal, 0.04%, 8/01/14	Canada	19,000,000	$19,000,000
Royal Bank of Canada, 0.06%, 8/01/14	Canada	3,000,000	3,000,000
Scotia Capital Markets, 0.03%, 8/01/14	United States	2,000,000	2,000,000
Total Time Deposits (Cost $24,000,000)			24,000,000
Total Investments (Cost $1,569,535,288) 99.9%			1,882,738,492
Other Assets, less Liabilities 0.1%			2,614,016
Net Assets 100.0%			$1,885,352,508

See Abbreviations on page 53.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At July 31, 2014, the aggregate value of these securities was $124,534,892, representing 6.61% of net assets.
bNon-income producing.
cSee Note 8 regarding holdings of 5% voting securities.

38 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
July 31, 2014

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$276,913,502	$1,400,476,772
Cost - Non-controlled affiliated issuers (Note 8)	—	169,058,516
Cost - Sweep Money Fund (Note 3f)	7,563,819	—
Total cost of investments	$284,477,321	$1,569,535,288
Value - Unaffiliated issuers	$304,352,688	$1,632,334,333
Value - Non-controlled affiliated issuers (Note 8)	—	250,404,159
Value - Sweep Money Fund (Note 3f)	7,563,819	—
Total value of investments	311,916,507	1,882,738,492
Cash	—	59,493
Receivables:
Investment securities sold	—	3,776,020
Capital shares sold	625,175	1,751,685
Dividends	386,380	935,019
Other assets	111	692
Total assets	312,928,173	1,889,261,401
Liabilities:
Payables:
Capital shares redeemed	164,115	1,814,886
Management fees	256,209	1,575,411
Distribution fees	52,175	92,373
Transfer agent fees	108,132	311,496
Accrued expenses and other liabilities	19,719	114,727
Total liabilities	600,350	3,908,893
Net assets, at value	$312,327,823	$1,885,352,508
Net assets consist of:
Paid-in capital	$281,825,103	$1,478,905,430
Undistributed net investment income	1,297,480	14,859,711
Net unrealized appreciation (depreciation)	27,434,056	313,186,918
Accumulated net realized gain (loss)	1,771,184	78,400,449
Net assets, at value	$312,327,823	$1,885,352,508

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 39

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
July 31, 2014

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$179,862,147	$257,568,070
Shares outstanding	15,783,290	11,586,111
Net asset value per share[a]	$11.40	$22.23
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.10	$23.59
Class C:
Net assets, at value	$5,977,265	$35,484,210
Shares outstanding	532,918	1,617,511
Net asset value and maximum offering price per share[a]	$11.22	$21.94
Class R:
Net assets, at value	$222,249	$9,319,877
Shares outstanding	19,538	419,968
Net asset value and maximum offering price per share	$11.38	$22.19
Class R6:
Net assets, at value	$29,131,844	$359,448,575
Shares outstanding	2,536,575	16,104,880
Net asset value and maximum offering price per share	$11.48	$22.32
Advisor Class:
Net assets, at value	$97,134,318	$1,223,531,776
Shares outstanding	8,469,193	54,858,720
Net asset value and maximum offering price per share	$11.47	$22.30

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
40 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended July 31, 2014

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Investment income:
Dividends (net of foreign taxes)[a]
Unaffiliated issuers	$5,199,304	$38,261,160
Non-controlled affiliated issuers (Note 8)	—	310,737
Interest	—	28,846
Total investment income	5,199,304	38,600,743
Expenses:
Management fees (Note 3a)	2,501,889	16,319,013
Distribution fees: (Note 3c)
Class A	434,566	651,310
Class C	51,492	350,054
Class R	1,101	50,085
Transfer agent fees: (Note 3e)
Class A	552,712	322,109
Class C	19,676	41,480
Class R	841	11,803
Class R6	99	343
Advisor Class	333,958	1,279,481
Custodian fees (Note 4)	29,149	261,483
Reports to shareholders	18,225	98,522
Registration and filing fees	76,050	208,292
Professional fees	46,959	79,732
Trustees’ fees and expenses	8,797	63,712
Excise tax (Note 1c)	—	101,919
Other	16,908	29,682
Total expenses	4,092,422	19,869,020
Expense reductions (Note 4)	(62)	(1,254)
Expenses waived/paid by affiliates (Note 3f and 3g)	(510,685)	—
Net expenses	3,581,675	19,867,766
Net investment income	1,617,629	18,732,977
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	8,053,415	69,011,395
Non-controlled affiliated issuers (Note 8)	—	17,989,451
Foreign currency transactions	(317,497)	91,753
Net realized gain (loss)	7,735,918	87,092,599
Net change in unrealized appreciation (depreciation) on:
Investments	10,317,290	92,845,423
Translation of other assets and liabilities denominated in foreign currencies	(7,223)	(9,678)
Net change in unrealized appreciation (depreciation)	10,310,067	92,835,745
Net realized and unrealized gain (loss)	18,045,985	179,928,344
Net increase (decrease) in net assets resulting from operations	$19,663,614	$198,661,321

[a]Foreign taxes withheld on dividends	$466,472	$2,533,994

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The accompanying notes are an integral part of these financial statements. | Annual Report | 41

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Year Ended July 31,		Year Ended July 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,617,629	$1,258,592	$18,732,977	$10,502,235
Net realized gain (loss) from investments and foreign
currency transactions	7,735,918	(1,870,765)	87,092,599	31,481,919
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	10,310,067	12,716,269	92,835,745	248,840,804
Net increase (decrease) in net assets resulting
from operations	19,663,614	12,104,096	198,661,321	290,824,958
Distributions to shareholders from:
Net investment income:
Class A	(689,760)	(189,661)	(1,394,806)	(2,107,616)
Class C	—	(8,861)	(27,536)	(78,726)
Class R	(211)	(1,228)	(17,768)	(108,823)
Class R6	(106,815)	—	(2,506,396)	—
Advisor Class	(349,373)	(611,370)	(8,435,517)	(6,102,146)
Net realized gains:
Class A	—	—	(2,464,465)	(6,977,835)
Class C	—	—	(323,174)	(614,402)
Class R	—	—	(98,666)	(423,300)
Class R6	—	—	(2,598,794)	—
Advisor Class	—	—	(9,695,233)	(16,267,092)
Total distributions to shareholders	(1,146,159)	(811,120)	(27,562,355)	(32,679,940)
Capital share transactions: (Note 2)
Class A	136,913,226	13,611,950	(6,104,899)	2,044,748
Class C	1,560,584	1,077,243	1,918,063	9,323,977
Class R	(73,119)	101,743	(4,084,402)	(1,325,935)
Class R6	4,588,601	22,492,059	110,937,964	206,102,334
Advisor Class	15,512,003	17,523,722	290,277,555	279,818,860
Total capital share transactions	158,501,295	54,806,717	392,944,281	495,963,984
Net increase (decrease) in net assets	177,018,750	66,099,693	564,043,247	754,109,002
Net assets:
Beginning of year	135,309,073	69,209,380	1,321,309,261	567,200,259
End of year	$312,327,823	$135,309,073	$1,885,352,508	$1,321,309,261
Undistributed net investment income included in
net assets:
End of year	$1,297,480	$1,143,506	$14,859,711	$8,315,085

42 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Franklin International Small Cap Growth Fund was closed to new investors effective June 3, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded

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1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At July 31, 2014, a market event occurred resulting in a portion of the securities held by the Funds being valued using fair value procedures.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required for the Franklin International Growth Fund.

However, during the period the Franklin International Small Cap Growth Fund retained a portion of its taxable income and net realized gains and as a result incurred an excise tax of $101,919 as noted in the Statements of Operations. As a result, no further provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended July 31, 2014
Shares sold	16,183,683	$179,267,608	2,462,039	$54,122,330
Shares issued in reinvestment of distributions	16,275	174,308	172,955	3,770,301
Shares redeemed	(3,715,841)	(42,528,690)	(2,859,815)	(63,997,530)
Net increase (decrease)	12,484,117	$136,913,226	(224,821)	$(6,104,899)
Year ended July 31, 2013
Shares sold	1,926,855	$19,679,198	7,000,579	$123,771,676
Shares issued in reinvestment of distributions	18,436	185,285	538,112	8,808,877
Shares redeemed	(618,624)	(6,252,533)	(7,310,499)	(130,535,805)
Net increase (decrease)	1,326,667	$13,611,950	228,192	$2,044,748

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2. Shares of Beneficial Interest (continued)
	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended July 31, 2014
Shares sold	239,119	$2,631,531	277,372	$6,027,445
Shares issued in reinvestment of distributions	—	—	15,283	330,512
Shares redeemed	(97,230)	(1,070,947)	(202,169)	(4,439,894)
Net increase (decrease)	141,889	$1,560,584	90,486	$1,918,063
Year ended July 31, 2013
Shares sold	171,430	$1,716,458	754,397	$13,288,517
Shares issued in reinvestment of distributions	880	8,760	39,174	637,754
Shares redeemed	(64,007)	(647,975)	(268,574)	(4,602,294)
Net increase (decrease)	108,303	$1,077,243	524,997	$9,323,977
Class R Shares:
Year ended July 31, 2014
Shares sold	13,012	$145,050	173,177	$3,715,748
Shares issued in reinvestment of distributions	20	211	5,339	116,434
Shares redeemed	(19,851)	(218,380)	(373,591)	(7,916,584)
Net increase (decrease)	(6,819)	$(73,119)	(195,075)	$(4,084,402)
Year ended July 31, 2013
Shares sold	12,432	$128,054	285,489	$4,949,202
Shares issued in reinvestment of distributions	122	1,228	32,546	532,123
Shares redeemed	(2,697)	(27,539)	(382,740)	(6,807,260)
Net increase (decrease)	9,857	$101,743	(64,705)	$(1,325,935)
Class R6 Shares:
Year ended July 31, 2014
Shares sold	541,488	$6,064,468	5,518,168	$123,236,803
Shares issued on reinvestment of distributions	9,927	106,815	233,843	5,105,190
Shares redeemed	(142,005)	(1,582,682)	(794,059)	(17,404,029)
Net increase (decrease)	409,410	$4,588,601	4,957,952	$110,937,964
Year ended July 31, 2013[a]
Shares sold[b]	2,302,390	$24,304,759	11,993,421	$221,830,734
Shares redeemed	(175,225)	(1,812,700)	(846,493)	(15,728,400)
Net increase (decrease)	2,127,165	$22,492,059	11,146,928	$206,102,334
Advisor Class Shares:
Year ended July 31, 2014
Shares sold	2,614,338	$29,212,716	23,297,295	$517,428,835
Shares issued in reinvestment of distributions	4,733	50,927	754,517	16,473,023
Shares redeemed	(1,234,555)	(13,751,640)	(10,976,519)	(243,624,303)
Net increase (decrease)	1,384,516	$15,512,003	13,075,293	$290,277,555
Year ended July 31, 2013
Shares sold	4,887,441	$50,011,577	28,702,155	$518,978,550
Shares issued in reinvestment of distributions	6,019	60,607	1,290,322	21,161,288
Shares redeemed[b]	(3,125,315)	(32,548,462)	(14,313,869)	(260,320,978)
Net increase (decrease)	1,768,145	$17,523,722	15,678,608	$279,818,860

[a]For the period May 1, 2013 (effective date) to July 31, 2013.
[b]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

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3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:
Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

The Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.95% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin International Small Cap Growth Fund. The subadvisory fee is paid by Advisers based on the fund’s average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%
Class R	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Sales charges retained net of commissions paid
to unaffiliated broker/dealers	$63,273	$54,082
CDSC retained	$2,728	$13,289

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Transfer agent fees	$557,496	$767,992

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f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Franklin International Growth Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the fund are waived on assets invested in the Sweep Money Fund, as noted on the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin International Growth Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses), for Class A, Class C, Class R and Advisor Class of the fund do not exceed 1.19%, and Class R6 does not exceed 1.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Franklin International Small Cap Growth Fund do not exceed 0.01% until November 30, 2014. For the Franklin International Small Cap Growth Fund, there were no Class R6 transfer agent fees waived during the year ended July 31, 2014.

h. Other Affiliated Transactions

At July 31, 2014, one or more of the funds in the Franklin Fund Allocator Series owned a percentage of each fund’s outstanding shares as follows:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

7.81%	12.49%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended July 31, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. During the year ended July 31, 2014, the Franklin International Growth Fund utilized $6,093,560 of capital loss carryforwards.

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5. Income Taxes (continued)

The tax character of distributions paid during the years ended July 31, 2014 and 2013, was as follows:

	Franklin International		Franklin International
	Growth Fund		Small Cap Growth Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$1,146,159	$811,120	$21,574,474	$9,196,360
Long term capital gain	—	—	5,987,881	23,483,580
	$1,146,159	$811,120	$27,562,355	$32,679,940

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund
Cost of investments	$284,617,254	$1,582,343,759
Unrealized appreciation	$35,185,522	$336,181,087
Unrealized depreciation	(7,886,269)	(35,786,354)
Net unrealized appreciation (depreciation)	$27,299,253	$300,394,733

Undistributed ordinary income	$2,993,996	$45,141,269
Undistributed long term capital gains	214,603	60,928,048
Distributable earnings	$3,208,599	$106,069,317

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2014, were as follows:

		Franklin
	Franklin	International
	International	Small Cap
	Growth Fund	Growth Fund

Purchases	$231,242,363	$690,881,116
Sales	$74,616,957	$263,238,484

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin International Small Cap Growth Fund for the year ended July 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Aderans Co. Ltd.	2,666,800	751,700	—	3,418,500	$50,611,213	$310,737	$—
Green REIT PLC	—	42,701,981	—	42,701,981	72,038,837	—	—
Irish Residential Properties
REIT PLC	—	11,125,000	—	11,125,000	15,208,062	—	—
Irish Residential Properties
REIT PLC, 144A	—	20,000,000	—	20,000,000	27,340,337	—	—
Optimal Payments PLC	14,046,670	—	(2,877,764)	11,168,906	85,205,710	—	17,989,451
RHJ International	4,482,971	—	—	4,482,971	—[a]	—	—
Total Affiliated Securities (Value is 13.28% of Net Assets)					$250,404,159	$310,737	$17,989,451
[a]As of July 31, 2014, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended July 31, 2014, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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10. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at July 31, 2014, due to market events, the Franklin International Growth Fund and the Franklin International Small Cap Growth Fund employed fair value procedures to value $88,060,906 and $838,695,756, of their holdings respectively. Such procedures resulted in a temporary transfer of financial instruments from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of July 31, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin International Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Markets	$9,700,330	$7,983,298	$—	$17,683,628
Energy Equipment & Services	8,866,476	5,582,785	—	14,449,261
Hotels, Restaurants & Leisure	—	7,530,752	—	7,530,752
Household Products	—	7,825,332	—	7,825,332
Machinery.	6,081,384	8,200,057	—	14,281,441
Media	—	8,774,906	—	8,774,906
Professional Services.	9,181,868	9,511,356	—	18,693,224
Semiconductors & Semiconductor Equipment	—	16,114,371	—	16,114,371
Software	16,468,823	9,048,249	—	25,517,072
Textiles, Apparel & Luxury Goods	6,918,765	7,489,800	—	14,408,565
All Other Equity Investments[b]	159,074,136	—	—[c]	159,074,136
Short Term Investments	7,563,819	—	—	7,563,819
Total Investments in Securities	$223,855,601	$88,060,906	$—	$311,916,507

Franklin International Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Air Freight & Logistics	$7,997,311	$75,346,567	$—	$83,343,878
Chemicals	—	67,895,964	—	67,895,964
Construction & Engineering	—	46,660,109	—	46,660,109
Distributors	—	27,716,434	—	27,716,434
Diversified Consumer Services	—	2,401,538	—	2,401,538
Diversified Financial Services	—	89,693,699	—	89,693,699
Food & Staples Retailing	—	70,018,677	—	70,018,677
Household Products	—	8,161,652	—	8,161,652
Insurance	274,913,927	76,397,274	—	351,311,201
IT Services	—	85,205,710	—	85,205,710
Machinery.	40,773,281	115,927,582	—	156,700,863
Professional Services.	—	97,086,458	—	97,086,458
Real Estate Investment Trusts	114,587,236	11,002,452	—	125,589,688
Real Estate Management & Development	8,058,231	36,934,340	—	44,992,571
Specialty Retail	19,295,840	29,933,452	—	49,229,292
All Other Equity Investments[b]	552,730,758	—	—	552,730,758
Short Term Investments	—	24,000,000	—	24,000,000
Total Investments in Securities	$1,018,356,584	$864,381,908	$—	$1,882,738,492
[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statements of Investments.
[c]Includes security determined to have no value at July 31, 2014.

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NOTES TO FINANCIAL STATEMENTS

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
IDR International Depositary Receipt

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $5,987,881 as a long term capital gain dividend for the fiscal year ended July 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Franklin International Small Cap Growth Fund hereby reports the maximum amount allowable but no less than $9,192,451 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Franklin International Growth Fund hereby reports 3.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2014:

Franklin
Franklin	International
International	Small Cap
Growth Fund	Growth Fund

$4,770,763	$29,520,550

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2013, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2013, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

			Foreign Source
	Foreign Tax Paid	Foreign Source	Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Franklin International Growth Fund
Class A	$0.0076	$0.0571	$0.0463
Class C	$0.0076	$0.0000	$0.0000
Class R	$0.0076	$0.0124	$0.0102
Class R6	$0.0076	$0.0621	$0.0504
Advisor Class	$0.0076	$0.0621	$0.0504

Franklin International Small Cap Growth Fund
Class A	$0.0179	$0.1688	$0.1191
Class C	$0.0179	$0.1209	$0.0854
Class R	$0.0179	$0.1124	$0.0794
Class R6	$0.0179	$0.2189	$0.1546
Advisor Class	$0.0179	$0.2090	$0.1475

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FRANKLIN GLOBAL TRUST
TAX INFORMATION (UNAUDITED)

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2000	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent

Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided

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Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the largest share class of the particular Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date depending on when a particular Fund commenced operations. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin International Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. The Lipper report showed the total return of the Fund’s Advisor Class shares for the one-year period to be in the highest performing quintile of such performance universe, and on an annualized basis to be in the highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin International Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional international multi-cap growth funds as selected by

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

Lipper. The Lipper report showed the total return of the Fund’s Class A shares to be in the lowest performing quintile of its performance universe in 2013, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and in the highest performing quintile for the previous five-year period. The Board discussed with management the reasons for the Fund’s 2013 underperfor-mance, which had dragged down longer term performance, and steps being taken to improve it. The Board believed, however, that no change in portfolio management was warranted in view of the Fund’s favorable five-year performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the share class or dominant share class of each Fund having multiple share classes with those of a comparative share class within a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to each fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund was at the median of its Lipper expense group and its actual total expense ratio was more than three basis points below the median of its expense group. The Board was satisfied with the comparative expenses of such Fund, noting they had been subsidized by management during a portion of 2013. The contractual investment management fee rate of Franklin International Growth Fund was within 13 basis points of the median of its Lipper expense group, but its actual total expense ratio was below the median of its Lipper expense group. The Board found such expenses to be acceptable, noting they were subsidized by management.

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FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, and taking into account the fact that the expenses of each Fund had been or were being subsidized through fee waivers, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the investment management agreement for Franklin International Growth Fund contains breakpoints that continue to asset levels that exceed the present size of the Fund. The Board believed that to the extent economies of scale may be realized in the management of this Fund there was a sharing of benefits with such Fund and its shareholders while questioning whether economies of scale did in fact exist given the size of the Fund and the fact that expenses were being subsidized by management. The fee structure under the investment management agreement for Franklin International Small Cap Growth Fund provides a flat fee of 0.95% at all asset levels. In view of the nature of this Fund, as well as the fact that its expenses had been historically subsidized by management fee waivers, the Board questioned whether management had benefited from economies of scale in its operation and noted that the Fund had been closed to new investors effective June 3, 2013.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/ summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	FGT3 A 09/14

Annual Report and Shareholder Letter

July 31, 2014

Franklin Global Listed Infrastructure Fund

A SERIES OF FRANKLIN GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Global
Listed Infrastructure Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

Annual Report

Franklin Global Listed Infrastructure Fund

We are pleased to bring you Franklin Global Listed Infrastructure Fund’s annual report for the period since the Fund’s inception on September 6, 2013, through July 31, 2014.

Your Fund’s Goal and Main Investments

Franklin Global Listed Infrastructure Fund seeks total investment return consisting of income and capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets.

Performance Overview

For the period under review, Franklin Global Listed Infrastructure Fund – Class A delivered a +24.81% cumulative total return. In comparison, the Standard & Poor’s (S&P) Global Infrastructure Index, which tracks performance of stocks of large infrastructure companies around the world, posted a +22.88% cumulative total return.1, 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the period under review, despite a contraction in gross domestic product in the first quarter of 2014. Manufacturing activity expanded, and the unemployment rate declined to

6.2% in July 2014 from 7.2% in September 2013.3 However, retail sales growth remained subdued and generally missed expectations. In the housing market, home sales experienced some weather-related weakness early in 2014 but picked up in the spring, and home prices remained higher than a year earlier.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. S&P Global Infrastructure Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Global Thematics Package index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS
OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.
In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Global Thematics Package index data.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

In January 2014, the Federal Reserve Board (Fed) began reducing its monthly bond purchases by $10 billion, based on largely positive economic and employment data in late 2013. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June 2014, the Fed lowered its projections for near- and long-term economic growth, even as it maintained the pace of tapering.

The global economy grew moderately during the period as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks generally reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. The Japanese economy grew strongly during the first quarter of 2014, compared with tepid growth in the fourth quarter of 2013, as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter of 2014.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. However, rising geopolitical tensions and concerns about a major Portuguese bank’s financial health

Geographic Breakdown

Based on Total Net Assets as of 7/31/14

heightened market risks toward period-end. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in securities listed on a domestic or foreign exchange of companies that are located around the world (including emerging markets) and whose principal business is the ownership, management, construction, operation, use or financing of infrastructure assets. We may invest up to 20% of net assets in emerging markets and may invest in infrastructure-related companies of any market capitalization size.

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Top 10 Holdings
7/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Atlantia SpA	4.8%
Highways & Railtracks, Italy
Transurban Group	4.6%
Highways & Railtracks, Australia
Abertis Infraestructuras SA	4.2%
Highways & Railtracks, Spain
Groupe Eurotunnel SA	3.9%
Highways & Railtracks, France
Enbridge Inc.	3.7%
Oil & Gas Storage & Transportation, Canada
NextEra Energy Inc.	2.9%
Electric Utilities, U.S.
Dominion Resources Inc.	2.8%
Multi-Utilities, U.S.
National Grid PLC	2.7%
Multi-Utilities, U.K.
Aeroports de Paris (ADP)	2.7%
Airport Services, France
Altagas Ltd.	2.4%
Oil & Gas Storage & Transportation, Canada

Manager’s Discussion

During the period under review, key contributors to the Fund’s performance relative to the S&P Global Infrastructure Index included energy infrastructure firm Energy Transfer Equity,4 transportation infrastructure firm Japan Airport Terminal and German utility E.ON. In August 2013, Energy Transfer Equity received approval from the U.S. Department of Energy for export of liquefied natural gas (LNG) to countries without a free trade agreement with the U.S. In our view, the LNG export project may further enhance the growth visibility of the firm until 2018. In December 2013, Energy Transfer Equity announced the highly accretive acquisition of two companies that gather, process and transport natural gas and natural gas liquids, which we believe had not been priced into the market expectations for the firm. In the first quarter of 2014, the firm repurchased $750 million of its common units out of a $1 billion buyback program. In the second quarter, Energy Transfer Equity successfully secured binding commitments from shippers for transmission of three billion cubic feet of natural gas daily for 20 years on its Rover pipeline project. We believe the firm continued to execute well on its previously announced projects, completing them on time and within budget, further improving investor confidence in the firm’s ability to deliver on future projects.

The share price of transportation infrastructure firm Japan Airport Terminal benefited primarily from the internationalization of Haneda Airport, one of two primary airports that serve the Tokyo area. Following the completion of the new international terminal in 2010 and subsequent expansion in spring of 2014, Haneda Airport is expected to see significant international passenger traffic growth through the end of the decade. We believe this trend should drive continued improvement in retail sales and is expected to lead to significant operating income growth in the coming fiscal year. Domestic airline operators recently confirmed our thesis by reporting strong international traffic trends at Haneda.

Our underweighting in E.ON aided the Fund’s relative performance as the company faced challenges. Shares of the company, one of the world’s largest integrated utilities, have lost over 70 percent of their market value since 2007 stemming from a combination of post-financial crisis reductions in electricity demand and increased renewables penetration. The decision of Germany’s government to phase out nuclear power also drastically altered the company’s prospects. E.ON was one of the worst performers in the European utilities index in 2014 as, in our view, management struggled to articulate a viable future vision for the company.

In contrast, detractors from the Fund’s relative performance included energy infrastructure firm Spectra Energy,5 container shipping and terminal operations firm COSCO Pacific and Germany’s largest power generator, RWE. Spectra Energy continued to build its natural gas pipeline business along the U.S. east coast and, in our view, is in a unique position because its existing pipelines pass through one of the most prolific gas producing areas in the U.S., the Marcellus Shale. Spectra Energy solicited new customers, allowing the company to reverse the direction of flow from its existing pipes and build new pipelines from the Marcellus Shale. The firm also recently built one of the few natural gas pipelines into Manhattan. However, investors were disappointed Spectra took no steps to realize value from its 50% equity stake in the general partner of DCP Midstream, a master limited partnership. Investors speculated whether Spectra would spin off a portion of its DCP Midstream position to determine its valuation or sell it, but Spectra pursued neither option.

COSCO Pacific expected stronger container shipment growth than its Hong Kong-listed peers, in large part based on its greater relative exposure to the Bohai region in northern China and select European port terminals. In 2013, Chinese port operators generally underperformed the global transportation infrastructure average. Initial expectations of high

4. Not part of the index.
5. Sold by period-end.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

shipment growth failed to materialize given sustained weakness in European and U.S. trade. Some of the company’s share price underperformance could also be attributed to investor caution as the company sought to redeploy cash proceeds generated from the sale of its container manufacturing business in 2013.

Like E.ON, RWE was significantly exposed to Germany’s deteriorating power market fundamentals. Our negative view of RWE’s earnings profile continued to materialize as expected, but short-term power price fluctuations, general optimism in European equity markets and multi-year underperformance relative to European utility peers fueled a significant rise in the company’s share price in the second half of 2013. This volatility was detrimental for our portfolio given our underweighted position at the time. Since the beginning of 2014, however, we have sought to avoid further exposure to RWE’s share price volatility by seeking to maintain a neutral position relative to the Fund’s benchmark.

Thank you for your continued participation in Franklin Global Listed Infrastructure Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Ketul Sakhpara is a portfolio manager and research
analyst focusing on listed infrastructure securities
worldwide. Prior to joining Franklin Templeton in 2013,
Mr. Sakhpara worked as a vice president (senior equity
analyst) for Tudor Pickering where he was the lead
analyst covering listed midstream energy infrastructure
companies. Formerly, he was director of research for a
long-short equity hedge fund investing in master limited
partnerships and utilities. In his pre-MBA position,
Mr. Sakhpara worked as a senior research engineer at
Samsung’s Wireless Terminals Laboratory and holds
multiple patents for innovations in mobile devices.
Mr. Sakhpara is a Chartered Financial Analyst (CFA)
Charterholder.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Performance Summary as of July 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	7/31/14	9/6/13		Change
A	$12.35	$10.00	+$	2.35
C	$12.28	$10.00	+$	2.28
R	$12.32	$10.00	+$	2.32
R6	$12.36	$10.00	+$	2.36
Advisor	$12.36	$10.00	+$	2.36

Distributions (9/6/13–7/31/14)

	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.1129	$0.0127		$0.1256
C	$0.0890	$0.0127		$0.1017
R	$0.1012	$0.0127		$0.1139
R6	$0.1303	$0.0127		$0.1430
Advisor	$0.1237	$0.0127		$0.1364

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

Performance as of 7/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	$10,000		Total Return
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(6/30/14)[5]	(with waiver)	(without waiver)
A								1.45%	2.86%
Since Inception (9/6/13)	+	24.81%	+	17.63%	$11,763	+	20.49%

C								2.15%	3.56%
Since Inception (9/6/13)	+	23.95%	+	22.95%	$12,295	+	26.08%

R								1.65%	3.06%
Since Inception (9/6/13)	+	24.48%	+	24.48%	$12,448	+	27.51%

R6								1.03%	2.44%
Since Inception (9/6/13)	+	25.20%	+	25.20%	$12,520	+	28.24%

Advisor								1.15%	2.56%
Since Inception (9/6/13)	+	25.13%	+	25.13%	$12,513	+	28.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s investments in infrastructure related securities involve special risks, including but not limited to high interest costs, high leverage and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in utility company securities, if purchased for dividend yield, involve additional interest rate risks. When interest rates have risen, the stock prices of these companies have tended to fall. Thus, as prices of utility company stocks in the Fund adjust to a rise in interest rates, the Fund’s share price may decline.
By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. The risks of foreign investing may be greater in developing or emerging markets. Investors should be comfortable with fluctuations in the value of their investment, as small- and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 11/30/14. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the period indicated.
3. Average annual total return represents the change in value of an investment over the period indicated. Performance shown is not annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2014 Morningstar. The S&P Global Infrastructure Index tracks performance of stocks of large infrastructure companies around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as management or ownership of oil and gas storage and transportation; airport services;
highways and rail tracks; marine ports and services; and electric, gas and water utilities.
8. S&P Global Infrastructure Index: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Global Thematics Package index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS
OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.
In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P Global Thematics Package index data.

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the Fund’s actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

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FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/14	Value 7/31/14	Period* 2/1/14–7/31/14
A
Actual	$1,000	$1,157.10	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16
C
Actual	$1,000	$1,152.60	$11.05
Hypothetical (5% return before expenses)	$1,000	$1,014.53	$10.34
R
Actual	$1,000	$1,155.40	$8.39
Hypothetical (5% return before expenses)	$1,000	$1,017.01	$7.85
R6
Actual	$1,000	$1,159.00	$5.51
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.16
Advisor
Actual	$1,000	$1,158.30	$5.73
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.36

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.23%;
C: 2.07%; R: 1.57%; R6: 1.03%; and Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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| 13

FRANKLIN GLOBAL TRUST

Financial Highlights
Franklin Global Listed Infrastructure Fund
Period Ended
July 31, 2014[a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.27
Net realized and unrealized gains (losses)	2.20
Total from investment operations	2.47
Less distributions from:
Net investment income	(0.11)
Net realized gains	(0.01)
Total distributions	(0.12)
Net asset value, end of period	$12.35

Total return[d]	24.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.03%
Expenses net of waiver and payments by affiliates[f]	1.28%
Net investment income	2.59%

Supplemental data
Net assets, end of period (000’s)	$14,934
Portfolio turnover rate	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
Period Ended
July 31, 2014[a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	2.16
Total from investment operations	2.38
Less distributions from:
Net investment income	(0.09)
Net realized gains	(0.01)
Total distributions	(0.10)
Net asset value, end of period	$12.28

Total return[d]	23.95%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.85%
Expenses net of waiver and payments by affiliates[f]	2.10%
Net investment income	1.77%

Supplemental data
Net assets, end of period (000’s)	$2,988
Portfolio turnover rate	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 15

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
Period Ended
July 31, 2014[a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.25
Net realized and unrealized gains (losses)	2.18
Total from investment operations	2.43
Less distributions from:
Net investment income	(0.10)
Net realized gains	(0.01)
Total distributions	(0.11)
Net asset value, end of period	$12.32

Total return[d]	24.48%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.35%
Expenses net of waiver and payments by affiliates[f]	1.60%
Net investment income	2.27%

Supplemental data
Net assets, end of period (000’s)	$81
Portfolio turnover rate	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
Period Ended
July 31, 2014[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.26
Net realized and unrealized gains (losses)	2.24
Total from investment operations	2.50
Less distributions from:
Net investment income	(0.13)
Net realized gains	(0.01)
Total distributions	(0.14)
Net asset value, end of period	$12.36

Total return[d]	25.20%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	5.21%
Expenses net of waiver and payments by affiliates[f]	1.03%
Net investment income	2.84%

Supplemental data
Net assets, end of period (000’s)	$12
Portfolio turnover rate	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN GLOBAL TRUST
FINANCIAL HIGHLIGHTS

Franklin Global Listed Infrastructure Fund (continued)
Period Ended
July 31, 2014[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income[c]	0.29
Net realized and unrealized gains (losses)	2.20
Total from investment operations	2.49
Less distributions from:
Net investment income	(0.12)
Net realized gains	(0.01)
Total distributions	(0.13)
Net asset value, end of period	$12.36

Total return[d]	25.13%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	3.85%
Expenses net of waiver and payments by affiliates[f]	1.10%
Net investment income	2.77%

Supplemental data
Net assets, end of period (000’s)	$357
Portfolio turnover rate	35.24%

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN GLOBAL TRUST

Statement of Investments, July 31, 2014

Franklin Global Listed Infrastructure Fund
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 97.5%
Airport Services 12.0%
Aeroports de Paris (ADP)	France	3,650	$500,183
Auckland International Airport Ltd.	New Zealand	78,048	253,303
BBAAviation PLC	United Kingdom	37,550	201,423
Flughafen Wien AG	Austria	1,250	117,388
Fraport AG	Germany	2,170	143,309
Grupo Aeroportuario del Pacifico SAB de CV, ADR	Mexico	2,363	159,077
Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	1,206	150,123
Japan Airport Terminal Co. Ltd.	Japan	10,700	368,212
Sydney Airport	Australia	61,662	246,427
Unique Zurich Airport	Switzerland	120	74,860
			2,214,305
Construction & Engineering 0.5%
[a]Sound Global Ltd.	China	93,000	89,758
Electric Utilities 13.9%
Edison International	United States	5,210	285,508
Enel SpA	Italy	56,741	323,938
Enersis SA, ADR	Chile	5,776	97,383
Exelon Corp.	United States	3,810	118,415
Iberdrola SA	Spain	51,262	381,331
ITC Holdings Corp.	United States	8,510	307,211
NextEra Energy Inc.	United States	5,700	535,173
Portland General Electric Co.	United States	8,250	263,423
SSE PLC	United Kingdom	9,840	241,646
			2,554,028
Gas Utilities 2.3%
Atmos Energy Corp.	United States	4,560	220,339
ENN Energy Holdings Ltd.	China	8,300	58,688
New Jersey Resources Corp.	United States	2,690	137,405
			416,432
Highways & Railtracks 18.8%
Abertis Infraestructuras SA	Spain	35,574	779,604
Ansaldo STS SpA	Italy	4,708	46,079
Atlantia SpA	Italy	33,487	888,644
Groupe Eurotunnel SA	France	53,680	710,672
Macquarie Atlas Roads Group	Australia	29,232	91,557
Qube Logistics Holdings Ltd.	Australia	44,981	94,898
Transurban Group	Australia	117,411	848,967
			3,460,421
Marine Ports & Services 5.6%
China Merchants Holdings International Co. Ltd.	China	100,000	338,703
COSCO Pacific Ltd.	China	200,000	302,446
Hutchison Port Holdings Trust	Singapore	176,000	131,120
Kamigumi Co. Ltd.	Japan	18,000	173,054
Mitsubishi Logistics Corp.	Japan	5,000	76,747
			1,022,070

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| 19

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Multi-Utilities 13.9%
Centrica PLC	United Kingdom	53,740	$279,994
Dominion Resources Inc.	United States	7,530	509,329
E.ON SE	Germany	5,170	97,810
GDF Suez	France	11,980	308,770
Hera SpA	Italy	37,557	101,576
National Grid PLC	United Kingdom	35,220	501,617
Public Service Enterprise Group Inc.	United States	5,120	180,070
RWE AG	Germany	5,140	206,837
Sempra Energy	United States	2,440	243,292
Suez Environnement Co.	France	7,110	132,798
			2,562,093
Oil & Gas Storage & Transportation 26.7%
Altagas Ltd.	Canada	9,650	436,846
[a]Cheniere Energy Inc.	United States	5,940	420,315
El Paso Pipeline Partners LP	United States	4,091	136,353
Enbridge Inc.	Canada	13,760	674,652
Energy Transfer Equity LP	United States	5,370	292,074
Enterprise Products Partners LP	United States	1,772	132,191
Inter Pipeline Ltd.	Canada	8,650	268,034
Kinder Morgan Inc.	United States	8,640	310,867
Magellan Midstream Partners LP	United States	2,528	202,720
MarkWest Energy Partners LP	United States	1,174	81,945
Pembina Pipeline Corp.	Canada	5,900	247,225
SemGroup Corp., A	United States	2,630	202,720
Targa Resources Corp.	United States	1,710	218,025
Teekay Corp.	Canada	780	43,415
TransCanada Corp.	Canada	2,680	134,473
Ultrapar Participacoes SA, ADR	Brazil	7,057	161,535
Veresen Inc.	Canada	19,000	322,956
Western Gas Equity Partners LP	United States	4,329	244,156
The Williams Cos. Inc.	United States	6,510	368,661
			4,899,163
Renewable Electricity 3.0%
Boralex Inc., A	Canada	7,300	91,874
China Longyuan Power Group Corp.	China	87,000	88,682
Enel Green Power SpA	Italy	51,349	142,315
Pattern Energy Group Inc.	United States	7,230	224,058
			546,929
Water Utilities 0.8%
American Water Works Co. Inc.	United States	3,030	144,743
Total Common Stocks and Other Equity Interests
(Cost $16,504,560)			17,909,942

20 | Annual Report

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FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS

Franklin Global Listed Infrastructure Fund (continued)
	Country	Shares	Value
Preferred Stocks (Cost $56,738) 0.3%
Electric Utilities 0.3%
Companhia Energetica de Minas Gerais, ADR, pfd.	Brazil	7,578	$62,291
Total Investments (Cost $16,561,298) 97.8%			17,972,233
Other Assets, less Liabilities 2.2%			401,038
Net Assets 100.0%			$18,373,271

See Abbreviations on page 33.

aNon-income producing.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 21

FRANKLIN GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities
July 31, 2014

Franklin Global Listed Infrastructure Fund

Assets:
Investments in securities:
Cost	$16,561,298
Value	$17,972,233
Cash	279,996
Receivables:
Capital shares sold	228,811
Dividends	63,496
Affiliates	12,239
Offering costs	16,744
Other assets	4
Total assets	18,573,523
Liabilities:
Payables:
Investment securities purchased	132,500
Capital shares redeemed	51,860
Distribution fees	4,076
Transfer agent fees	1,272
Accrued expenses and other liabilities	10,544
Total liabilities	200,252
Net assets, at value	$18,373,271
Net assets consist of:
Paid-in capital	$16,630,927
Undistributed net investment income	164,706
Net unrealized appreciation (depreciation)	1,411,246
Accumulated net realized gain (loss)	166,392
Net assets, at value	$18,373,271

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2014

Franklin Global Listed Infrastructure Fund

Class A:
Net assets, at value	$14,934,102
Shares outstanding	1,209,483
Net asset value per share[a]	$12.35
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.10
Class C:
Net assets, at value	$2,988,081
Shares outstanding	243,249
Net asset value and maximum offering price per share[a]	$12.28
Class R:
Net assets, at value	$81,304
Shares outstanding	6,600
Net asset value and maximum offering price per share	$12.32
Class R6:
Net assets, at value	$12,360
Shares outstanding	1,000
Net asset value and maximum offering price per share	$12.36
Advisor Class:
Net assets, at value	$357,424
Shares outstanding	28,922
Net asset value and maximum offering price per share	$12.36

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	23

FRANKLIN GLOBAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the period ended July 31, 2014[a]

Franklin Global Listed Infrastructure Fund

Investment income:
Dividends (net of foreign taxes of $24,501)	$316,104
Expenses:
Management fees (Note 3a)	81,576
Distribution fees: (Note 3c)
Class A	13,064
Class C	6,364
Class R	112
Transfer agent fees: (Note 3e)
Class A	5,668
Class C	484
Class R	17
Class R6	146
Advisor Class	74
Custodian fees (Note 4)	1,616
Reports to shareholders	13,644
Registration and filing fees	8,324
Professional fees	46,368
Amortization of offering costs	148,433
Other	7,433
Total expenses	333,323
Expense reductions (Note 4)	(13)
Expenses waived/paid by affiliates (Note 3f)	(224,302)
Net expenses	109,008
Net investment income	207,096
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	172,784
Foreign currency transactions	(12,838)
Net realized gain (loss)	159,946
Net change in unrealized appreciation (depreciation) on:
Investments	1,410,935
Translation of other assets and liabilities denominated in foreign currencies	311
Net change in unrealized appreciation (depreciation)	1,411,246
Net realized and unrealized gain (loss)	1,571,192
Net increase (decrease) in net assets resulting from operations	$1,778,288

[a]For the period September 6, 2013 (commencement of operations) to July 31, 2014.
24 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Franklin Global Listed Infrastructure Fund

Period Ended
July 31, 2014[a]

Increase (decrease) in net assets:
Operations:
Net investment income	$207,096
Net realized gain (loss) from investments and foreign currency transactions	159,946
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities
denominated in foreign currencies	1,411,246
Net increase (decrease) in net assets resulting from operations	1,778,288
Distributions to shareholders from:
Net investment income:
Class A	(82,128)
Class C	(4,949)
Class R	(152)
Class R6	(130)
Advisor Class	(995)
Net realized gains:
Class A	(7,079)
Class C	(318)
Class R	(13)
Class R6	(13)
Advisor Class	(30)
Total distributions to shareholders	(95,807)
Capital share transactions: (Note 2)
Class A	13,354,722
Class C	2,900,515
Class R	77,852
Class R6	10,000
Advisor Class	347,701
Total capital share transactions	16,690,790
Net increase (decrease) in net assets	18,373,271
Net assets:
End of period	$18,373,271
Undistributed net investment income included in net assets:
End of period	$164,706

aFor the period September 6, 2013 (commencement of operations) to July 31, 2014.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	25

FRANKLIN GLOBAL TRUST

Notes to Financial Statements

Franklin Global Listed Infrastructure Fund

1. Organization and Significant Accounting Policies

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six separate funds. The Franklin Global Listed Infrastructure Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective September 6, 2013, the Fund commenced operations offering five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call

26 | Annual Report

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At July 31, 2014, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2014, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns).

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations.

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FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended July 31, 2014[a]
	Shares	Amount
Class A Shares:
Shares sold	1,285,776	$14,305,910
Shares issued in reinvestment of distributions	2,260	26,877
Shares redeemed	(78,553)	(978,065)
Net increase (decrease)	1,209,483	$13,354,722
Class C Shares:
Shares sold	248,077	$2,954,795
Shares issued in reinvestment of distributions	446	5,166
Shares redeemed	(5,274)	(59,446)
Net increase (decrease)	243,249	$2,900,515
Class R Shares:
Shares sold	6,597	$77,811
Shares issued in reinvestment of distributions	4	51
Shares redeemed	(1)	(10)
Net increase (decrease)	6,600	$77,852

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

	Period Ended July 31, 2014[a]
	Shares	Amount
Class R6 Shares:
Shares sold	1,001	$10,010
Shares redeemed	(1)	(10)
Net increase (decrease)	1,000	$10,000
Advisor Class Shares:
Shares sold	44,335	$513,363
Shares issued in reinvestment of distributions	64	763
Shares redeemed	(15,477)	(166,425)
Net increase (decrease)	28,922	$347,701

[a]For the period September 6, 2013 (commencement of operations) to July 31, 2014.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.000%	Up to and including $500 million
0.900%	Over $500 million, up to and including $1 billion
0.850%	Over $1 billion, up to and including $1.5 billion
0.800%	Over $1.5 billion, up to and including $6.5 billion
0.780%	Over $6.5 billion, up to and including $11.5 billion
0.760%	Over $11.5 billion, up to and including $16.5 billion
0.740%	Over $16.5 billion, up to and including $19 billion
0.730%	Over $19 billion, up to and including $21.5 billion
0.720%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN GLOBAL TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$16,766
CDSC retained	$353

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended July 31, 2014, the Fund paid transfer agent fees of $6,389, of which $3,942 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.15%, and Class R6 does not exceed 1.03% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until November 30, 2014.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

g. Other Affiliated Transactions

At July 31, 2014, Franklin Resources, Inc. owned 33.57% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended July 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes
The tax character of distributions paid during the period ended July 31, 2014, was as follows:
Distributions paid from ordinary income	$95,807

At July 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:
Cost of investments	$16,567,592

Unrealized appreciation	$1,495,231
Unrealized depreciation	(90,590)
Net unrealized appreciation (depreciation)	$1,404,641

Distributable earnings – undistributed ordinary income	$336,430

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income, offering costs and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended July 31, 2014, aggregated $19,690,774 and $3,315,716, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which the Fund entered into on February 14, 2014 and matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended July 31, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at July 31, 2014, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $2,385,615 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of July 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Airport Services	$2,012,882	$201,423	$—	$2,214,305
Electric Utilities	1,993,342	622,977	—	2,616,319
Highways & Railtracks	2,680,817	779,604	—	3,460,421
Multi-Utilities	1,780,482	781,611	—	2,562,093
All Other Equity Investments[b]	7,119,095	—	—	7,119,095
Total Investments in Securities	$15,586,618	$2,385,615	$—	$17,972,233
[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Listed Infrastructure Fund (continued)

10. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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FRANKLIN GLOBAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Listed Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Listed Infrastructure Fund (the “Fund”) at July 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period September 6, 2013 (commencement of operations) through July 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 19, 2014

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Tax Information (unaudited)

Franklin Global Listed Infrastructure Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $7,453 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal period ended July 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 69.24% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal period ended July 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $297,364 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended July 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2014.

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FRANKLIN GLOBAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2000	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2000	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

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FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	138	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice President		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com	Annual Report	|	39

FRANKLIN GLOBAL TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

40	|	Annual Report	franklintempleton.com

FRANKLIN GLOBAL TRUST

FRANKLIN GLOBAL LISTED INFRASTRUCTURE FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

| 41

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Annual Report and Shareholder Letter
Franklin Global Listed Infrastructure Fund

Investment Manager
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	997 A 09/14

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is

"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $263,437 for the fiscal year ended July 31, 2014 and $221,343 for the fiscal year ended July 31, 2013.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended July 31, 2014 and $7,700 for the fiscal year ended July 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $916 for the fiscal year ended July 31, 2014 and $5,000 for the fiscal year ended July 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and reviewing amortization and accretions matters.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $183,395 for the fiscal year ended July 31, 2014 and $69,053 for the fiscal year ended July 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process, certifying asset under management, and XBRL tagging on financial statements. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $188,141 for the fiscal year ended July 31, 2014 and $81,753 for the fiscal year ended July 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                         N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                     N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and Administration

Date September 25, 2014

By /s/ GASTON GARDEY

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date September 25, 2014